INFORMATION DENOTED BY [*] HEREIN HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                            SEVENTEENTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Seventeenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of March 31, 2004 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Commitment. Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $56,000,000; provided, however, commencing March 31, 2004 and continuing through and including May 31, 2004, the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $84,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay, and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and delivery by Company of an Amended and Restated Promissory Note in the original principal amount of $84,000,000 ("Note"); and

          (c) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the Note and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment, the Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment, and all matters arising out of or related to this Amendment, shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                               FIRST NLC FINANCIAL SERVICES, LLC


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: Jeffrey M. Henschel
                                             -----------------------------------
                                       Title: President COO
                                              ----------------------------------


                                       NLC FINANCIAL SERVICES, LLC


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: Jeffrey M. Henschel
                                             -----------------------------------
                                       Title: President COO
                                              ----------------------------------


LENDER:                                WASHINGTON MUTUAL BANK, FA


                                       By: /s/ Dominic J. Aprile
                                           -------------------------------------
                                       Name: Dominic J. Aprile
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------

                   [SIGNATURE PAGE TO SEVENTEENTH AMENDMENT]

                             SIXTEENTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Sixteenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of March 18, 2004 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Commitment. Section 2.1(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $56,000,000; provided, however, commencing March 18, 2004 and continuing through and including March 25, 2004, the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $66,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay, and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and delivery by Company of an Amended and Restated Promissory Note in the original principal amount of $66,000,000 ("Note"); and

          (c) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the Note and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment, the Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment, and all matters arising out of or related to this Amendment, shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above

COMPANY:                                FIRST NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT COO


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT COO


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Dominic J. Aprile VP
                                            ------------------------------------
                                        Name: DOMINIC J. APRILE
                                        Title: VICE PRESIDENT

                     [SIGNATURE PAGE TO SIXTEENTH AMENDMENT]

                                       S-l

                             FIFTEENTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Fifteenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of February 17, 2004 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Definitions. Section 1.1 of the Loan Agreement is amended to include the following additional definition:

               "Financial Statements" shall mean the Financial Statements Company is obligated to deliver pursuant to Section 6.2 of this Agreement.

               "Interest Adjustment Date" shall mean for the purposes of Section 2.4(d), that date which is the later of Lender's receipt of each of (i) Company's monthly and annual Financial Statements and (ii) Company's Officer's Certificate for each such period.

          (b) Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed

               $56,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay, and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

          (c) Second Mortgage Loans. Section 2.1 (b)(5) of the Loan Agreement is hereby amended and restated in its entirety as follows:

               (5) The aggregate amount of Second Mortgage Loan Advances outstanding at any one time shall not exceed $10,000,000.

          (d) Financial Covenants. Section 7.5 and Section 7.6 of the Loan Agreement is amended and restated in their entirety as follows:

               7.5 Indebtedness to Tangible Net Worth Ratio. Permit the ratio of Indebtedness to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed 20.0 to 1 as of the end of each calendar moth.

               7.6 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than Twelve Million Dollars ($12,000,000), computed as of the end of each calendar month.

          (e) Interest. Section 2.4 of the Loan is amended to include the following new Section 2.4(d) as follows:

          (d) On a monthly basis, the applicable interest rate of all Obligations shall be determined in accordance with the following matrix (no downward rate adjustment being permitted if on the Interest Adjustment Date an Event of Default or Default is outstanding):

          -----------------------------------------------------------------
          Indebtedness to Tangible Net
                   Worth Ratio                     Rate of Interest
          -----------------------------------------------------------------
          Equal to or less than 15.0 to 1  Interest Rate
          -----------------------------------------------------------------
          Greater than 15.0 to 1           Interest Rate + [*] basis points
          -----------------------------------------------------------------

          For purposes of the foregoing, (i) the ratio of Indebtedness to Tangible Net Worth will be determined by Lender on a monthly basis by reference to Company's Financial Statements and Officer's

          Certificates delivered pursuant to Section 6.2 herein; and (ii) if Company fails to timely deliver the applicable Officer's Certificates and Financial Statements to Lender in accordance with Section 6.2 herein for any period, then at Lender's option, the rate of interest on the Obligations will be increased to the highest rate of interest pursuant to the above matrix, which rate of interest shall continue in effect until the Officer's Certificates and Financial Statements are delivered.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorised by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding, and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment, and all matters arising out of or related to this Amendment, shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                                FIRST NLC FINANCIAL SERVICES, INC.


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Dominic J. Aprile VP
                                            ------------------------------------
                                        Name: DOMINIC J. APRILE
                                        Title: VICE PRESIDENT

                     [SIGNATURE PAGE TO FIFTEENTH AMENDMENT]

                             FOURTEENTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Fourteenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of January 13, 2004 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $40,000,000; provided, however, commencing January 13, 2004 and continuing through and including February 17, 2004, such amount shall not exceed $58,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Delivery of an unanimous written consent from Company's member authorizing the execution and delivery of this Amendment, and the transactions contemplated hereunder; and

          (c) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                                    FIRST NLC FINANCIAL SERVICES, INC.


                                            By: /s/ Jeffrey M. Henschel
                                                --------------------------------
                                            Name: JEFFREY M. HENSCHEL
                                            Title: PRESIDENT


                                            NLC FINANCIAL SERVICES, LLC


                                            By: /s/ Jeffrey M. Henschel
                                                --------------------------------
                                            Name: JEFFREY M. HENSCHEL
                                            Title: PRESIDENT


LENDER:                                     WASHINGTON MUTUAL BANK, FA


                                            By: /s/ Dominic J. Aprile
                                                --------------------------------
                                            Name: DOMINIC J. APRILE
                                            Title: VICE PRESIDENT

                    [SIGNATURE PAGE TO THIRTEENTH AMENDMENT]

                                       S-l

                             THIRTEENTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Thirteenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of November 14, 2003 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $40,000,000; provided, however, commencing November 14, 2003 and continuing through and including January 13, 2004, such amount shall not exceed $60,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and delivery by Company of an amended and restated Promissory Note in the original principal amount of $60,000,000 ("Note");

          (c) Delivery of an unanimous written consent from Company's member authorizing the execution and delivery of this Amendment, the Note and the transactions contemplated hereunder; and

          (d) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the Note and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment, the Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES

Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                                FIRST NLC FINANCIAL SERVICES, INC.


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: PRESIDENT


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Dominic J. Aprile VP
                                            ------------------------------------
                                        Name: DOMINIC J. APRILE
                                        Title: VICE PRESIDENT

                    [SIGNATURE PAGE TO THIRTEENTH AMENDMENT]

                              TWELFTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Twelfth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of October 15, 2003 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restarted in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $40,000,000; provided, however, commencing October 15, 2003 and continuing through and including October 31, 2003, such amount shall not exceed $45,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and delivery by Company of an amended and restated Promissory Note in the original principal amount of $45,000,000 ("Note");

          (c) Delivery of an unanimous written consent from Company's member authorizing the execution and delivery of this Amendment, the Note and the transactions contemplated hereunder; and

          (d) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the Note and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment, the Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES

Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                                FIRST NLC FINANCIAL SERVICES, INC.


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: Jeffrey M. Henschel
                                        Title: Pres


                                        NCL FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: Jeffrey M. Henschel
                                        Title: Pres


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Andrew B [Illegible]
                                            ------------------------------------
                                        Name: ANDREW B [Illegible]
                                        Title: VICE PRESIDENT


                     [SIGNATURE PAGE TO TWELFTH AMENDMENT]

                                      S-l

                              ELEVENTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Eleventh Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of July 31, 2003 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, promise and agree as follows:

     1. Amendment. The Loan Agreement is amended and modified in the following manner:

          (a) Definitions. The following definitions contained in Section 1.1 of the Loan Agreement are amended and restated in their entirety as follows:

          "Applicable Margin" shall mean [*] basis points for Aged Mortgage Loan Advances and Advances against Repurchased Mortgage Loans and [*] basis points for all other Advances.

          "Termination Date" shall mean August 1, 2004 or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

          (b) Wet Advance Sublimit. Section 2.1(b)(2) of the Loan Agreement is amended and restated in its entirety as follows:

          (2) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed 35% of the Commitment.

          (c) Advances. Section 2.1(c) of the Loan Agreement is amended and restated in its entirety as follows:

          (c) No Advance shall exceed the following amounts applicable to the type of Collateral, determined as of the date the Collateral is pledged to Lender. No Advance shall exceed (i) except as provided below, an amount equal to [*] of the Collateral Value of such Mortgage Loan; (ii) with respect to Subprime Mortgage Loans, an amount equal to [*] of the Collateral Value of such Mortgage Loans; (iii) with respect to Second Mortgage Loans, an amount equal to [*] of the Collateral Value of such Mortgage Loans; (iv) with respect to Subwarehouse Mortgage Loans, an amount equal to [*] of the Collateral Value of such Subwarehouse Mortgage Loans until the earlier to occur of (X) the termination of the Commitment hereunder and (Y) April 30, 2000; and
          (v) with respect to Eligible Mortgage Loans subject to a Purchase Commitment from Lender or any of Lender's affiliates, the lesser of [*] of the Collateral Value of such Eligible Mortgage Loan or the amount set forth in the applicable Purchase Commitment.

          (d) Indebtedness to Tangible Net Worth Ratio. Section 7.5 of the Loan Agreement is amended and restated in its entirely as follows:

          7.5 Indebtedness to Tangible Net Worth Ratio. Permit to ratio of Indebtedness to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed: (i) 20.0 to 1 as of the end of each calendar through and including January 31, 2004 and
          (ii) 15.0 to 1 as of the end of each calendar with thereafter.

          (e) Minimum Adjusted Tangible Net Worth. Section 7.6 of the Loan Agreement is amended and restated in its entirety as follows:

          7.6 Minimum Adjusted Tangible Net Worth. Commencing with the calendar month ending March 31, 2003, permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than $10,400,000 as of the end of each calendar month.

          (f) Current Ratio. Company shall not permit the Current Ratio of Company (and its Subsidiaries, on a consolidated basis) to be less than (i) 1.03 to 1 as of the end of each calendar month through and including September 30, 2003 and (ii) 1.05 to 1 as of the end of each calendar month thereafter. For purpose hereof, (x) "Current Assets" means, with respect to any Person, those assets set forth on the consolidated balance sheet of a Person prepared in accordance with GAAP, as current assets, defined as those assets that are now cash or will be by their terms or disposition be converted to cash within one year of the date of calculation, (y) "Current Liabilities" means, with respect to any Person, those liabilities set forth on the consolidated balance sheet of a

Person prepared in accordance with GAAP, as current liabilities, defined as those liabilities due upon demand or within one year from the date of calculation, and (z) "Current Ratio" means, with respect to any Person, the sum of the amounts set forth in the consolidated balance sheet of the Person, prepared in accordance with GAAP, on the date of calculation as Current Assets divided by the sum of the amounts set forth on such consolidated balance sheet as Current Liabilities.

          (g) Limit on Distributions. The following is added to the end of
Section 7.8 of the Loan Agreement:

          and (b) the Company must retain at least 20% of its net earnings after all such dividends are paid.

          (h) Mortgage Loan Cap. Notwithstanding anything to the contrary contained in the Loan Agreement and in addition to such requirements for Second Mortgage Loans and Subprime Mortgage Loans, no Eligible Mortgage shall be in a maximum amount of greater than $1,000,000.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                                FIRST NLC FINANCIAL SERVICES, INC.


                                        By: /s/ Neal Henschel
                                            ------------------------------------
                                        Name: NEAL HENSCHEL
                                        Title: CEO


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Neal Henschel
                                            ------------------------------------
                                        Name: NEAL HENSCHEL
                                        Title: CEO


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Darcey B Carter
                                            ------------------------------------
                                        Name: Darcey B Carter
                                        Title: Vice President

                     [SIGNATURE PAGE TO ELEVENTH AMENDMENT]

                               TENTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Tenth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of May 30, 2003 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank Unit ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          (a) Termination Date. The definition of "Termination Date" contained in Section 1.3 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          "Termination Date" shall mean July 31, 2003 or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b)Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any of breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any of violations Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal an antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:

                                        FIRST NLC FINANCIAL SERVICES, INC.


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: Jeffrey M. Henschel
                                        Title: PRESIDENT


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: Jeffrey M. Henschel
                                        Title: PRESIDENT


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By:
                                            ------------------------------------
                                            Sonya S. Faivre, Vice President

                               NINTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Ninth Amendment to Warehousing Credit and Security Agreement:
("Amendment") is dated as of April 30, 2003 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Certain Events of Default have occurred under the Loan Agreement. Company has requested that Lender waive the Existing Defaults (as defined below), and modify in certain respects the Loan Agreement, and Lender has agreed to such waiver and modifications subject to the terms and conditions of this Amendment.

     C. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          (a) Minimum Adjusted Tangible Net Worth. Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          7.6 Minimum Adjusted Tangible Net Worth. Commencing with the calendar month ending March 31, 2003, permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than $11,000,000 as of the end of each calendar month.

     2. Waiver of Existing Defaults. Company has informed Lender that Company failed to comply with Section 7.6 of the Loan Agreement for the calendar months ending January 31, 2003 and February 28, 2003. Each such failure to comply is an Event of Default, and such failures are referred to collectively herein as, "Existing Defaults." Upon satisfaction of the effectiveness conditions set forth below, Lender shall be deemed to have waived the Existing Defaults, provided that Lender's waiver shall not be deemed to be a waiver of any subsequent violations of such covenant or a waiver of any other Events of Defaults which may have occurred but are not specifically referred to herein. Nothing contained herein shall obligate Lender to grant any future waiver of any Event of Default.

     3. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          (a) Execution and delivery by Company of this Amendment to Lender;

          (b) Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     4. Representations and Warranties. Company represents and warrants to Lender that:

          (a) All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          (b) The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          (c) This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          (d) No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     6. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     8. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     Dated the date and year first written above.

COMPANY:                               FIRST NLC FINANCIAL SERVICES, INC.


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: JEFFREY M. HENSCHEL
                                       Title: PRESIDENT


                                       NCL FINANCIAL SERVICES, LLC


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: JEFFREY M. HENSCHEL
                                       Title: PRESIDENT


LENDER:                                WASHINGTON MUTUAL BANK, FA


                                       By: /s/ Sonya S. Faivre
                                           -------------------------------------
                                           Sonya S. Faivre, Vice President

                               EIGHTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Eighth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of November 1, 2002 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          a. Applicable Margin. The definition of "Applicable Margin" contained in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows"

     "Applicable Margin" shall mean [*] basis points.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          a. Execution and delivery by Company of this Amendment to Lender;

          b. Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          a. All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          b. The execution and delivery by Company of this Amendment and the performance of the transactions herein contemplated (i) are and will be within such party's powers,

(ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          c. This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          d. No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the ' obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of die Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                          SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

COMPANY:                                 FIRST NLC FINANCIAL SERVICES, LLC


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Name: Jeffrey M. Henschel
                                         Title: Pres


                                         NLC FINANCIAL SERVICES, LLC


                                         By: /s/ Jeffrey M. Henschel
                                             -----------------------------------
                                         Name: Jeffrey M. Henschel
                                         Title: Pres


LENDER:                                  WASHINGTON MUTUAL BANK, FA


                                         By: /s/ Joseph Meehan
                                             -----------------------------------
                                         Name: Joseph Meehan
                                         Title: FVP

                              SEVENTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Seventh Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of June 20th, 2002 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          a. Termination Date. The definition of "Termination Date" contained in
Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

          'Termination Date" shall mean May 30, 2003 or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

          b. Repurchased Mortgage Loan. The following new definitions of "Eligible Repurchased Mortgage Loan" and "Repurchased Mortgage Loan" are hereby added to Section 1.1 of the Loan Agreement as follows:

          "Eligible Repurchased Mortgage Loan" means a Repurchased Mortgage Loan owned by Company that (a) is validly pledged to Lender, subject to no other Liens; (b) meets all the requirements set forth in the definition of an Eligible Mortgage Loan except for clauses (f), (g) and (i); (c) was included in Collateral as an Eligible Mortgage Loan prior to its pledge as an Eligible Repurchased Mortgage Loan; and (d) shall not have been included in Collateral as an Eligible Repurchased Mortgage Loan for more than an aggregate period of ninety (90) days.

          "Repurchased Mortgage Loan" means a defaulted Mortgage Loan (a) that Company is obligated to purchase from an Investor pursuant to a Purchase Commitment between such Investor and Company or other contractual obligation owed by Company to such Investor for any reason other than fraud of Company or any other Person in the origination of such Mortgage Loan or any incurable violation of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the Federal Truth-in-Lending Act or any other applicable laws and regulations in the origination of such Mortgage Loans, and (b) for which foreclosure proceedings have not been completed.

          c. Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed $40,000,000. The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Repurchased Mortgage Loans. Company may obtain an Advance against an Eligible Repurchased Mortgage Loan subject to the satisfaction of the conditions set forth in Sections 2.1 of the Standard Provisions, upon compliance with the procedures set forth in the Loan Agreement, the Standard Provisions and in Exhibit A attached hereto and made a part hereof. Requests for Advances against Eligible Repurchased Mortgage Loans shall be initiated by Company by delivering to Lender and its designee, by facsimile (with original to be sent immediately thereafter by overnight mail) a completed and signed request for an Advance in the form of Exhibit B attached hereto and a part hereof ("Repurchased Advance Request"). Company shall provided to Lender in connection with a Repurchased Advance Request all documents listed in the Repurchased Advance Request. In no event shall the aggregate amount of Advances against Repurchased Mortgage Loans outstanding at any one time exceed $500,000. Notwithstanding anything to the contrary contained in the Loan Agreement or the Standard Provisions, the unpaid amount of each Advance outstanding against Repurchased Mortgage Loans shall bear interest from the date of such Advance until paid in full, at a rate of interest equal to the lesser of (a) the Maximum Rate or (b) a floating rate of interest which is equal to [*] basis points per annum over the Reference Rate. No Advance against a Repurchased Mortgage Loan shall exceed an amount equal to [*]% of the Collateral Value of such Mortgage Loan as of the date of such Advance. Company shall be obligated to pay to Lender, without the necessity of prior demand or notice from Lender, and Company authorizes Lender to charge the Funding Account, if any, or any other accounts of Company (excluding any monies held by Company in trust for third parties) in

Lender's possession for the amount of any outstanding Advance against a Repurchased Mortgage Loan upon the expiration of ninety (90) days from the date of any Advance for any Repurchased Mortgage Loan.

     3. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          a. Execution and delivery by Company and each Guarantor of this Amendment to Lender;

          b. Execution and delivery by Company of an amended and restated Promissory Note in the original principal amount of $40,000,000 ("Note");

          c. Delivery of an unanimous written consent from Company's member authorizing the execution and delivery of this Amendment, the Note and the transactions contemplated hereunder; and

          d. Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     4. Representations and Warranties. Company represents and warrants to Lender that:

          a. All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          b. The execution and delivery by Company of this Amendment, the Note and the performance by each of them of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          c. This Amendment, Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          d. No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     5. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan

Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     6. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     7. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     8. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                            SIGNATURES ON FOLLOWING PAGE

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

COMPANY:                                  FIRST NLC FINANCIAL SERVICES, LLC


                                          By: /s/ Jeffrey M. Henschel
                                              ----------------------------------
                                          Name: JEFFREY M. HENSCHEL
                                          Title: Exec Vice President


                                          NLC FINANCIAL SERVICES, LLC


                                          By: /s/ Jeffrey M. Henschel
                                              ----------------------------------
                                          Name: JEFFREY HENSCHEL
                                          Title: Exec Vice President


LENDER:                                   WASHINGTON MUTUAL BANK, FA


                                          By: /s/ Andrew Tauber
                                              ----------------------------------
                                          Name: ANDREW TAUBER
                                          Title: First Vice President

                                    EXHIBIT A

     PROCEDURES AND DOCUMENTATION FOR WAREHOUSING REPURCHASED MORTGAGE LOANS

          The following procedures and documentation requirements must be observed in all respects by Company. All documents must be satisfactory to Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Loan Agreement.

          Prior to making an Advance against Eligible Repurchased Mortgage Loans, Lender must receive the following:

          (1)  Original Request for Advance ("Exhibit "B").

          (2) Original signed Mortgage Note, endorsed by Company in blank with corresponding interim endorsements, if applicable.

          (3) Copy of the Mortgage certified by the escrow/title company or closing agent.

          (4) Certified true copies of all interim assignments (recorded or sent for recordation) of the Mortgage.

          (5) An Assignment of the Mortgage to Lender in recordable form but unrecorded.

          (6) Copy of the Demand Letter from the Investor requiring the repurchase of the Repurchased Mortgage Loan and specifying the reasons therefor.

                                    EXHIBIT B

                  ADVANCE REQUEST - REPURCHASED MORTGAGE LOANS

Mortgage Company:
                  ----------------------

Mortgagor:
           -----------------------------

Prepared by:
             ---------------------------

Address:
         -------------------------------

         -------------------------------

Note Amount:
             ---------------
Note Date:
           -----------------
Interest Rate:
               -------------
Investors:
           -----------------

Request Advance Amount:
                        ------------------

                                METHOD OF ADVANCE

( ) Wire Transfer (see attached instructions)

                             REQUIRED DOCUMENTATION
                (in addition to this Repurchase Advance Request)

Attached please find the following documents in connection with the above request.

          .    Original Mortgage Note, endorsed in blank.
          .    Certified Copy of Mortgage.
          .    Recordable Assignment of Mortgage (in blank).
          .    All interim Assignments (if applicable).
          .    Demand Letter from Investor requiring repurchase of the
               Repurchased Mortgage Loan and specifying the reasons therefore.

     EXECUTED as of the         day of
                        -------        ----------------------, ----------

                                       ----------------------------------

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

                               SIXTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Sixth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of September 28, 2001 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          a. Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000); provided, however, for the period commencing August 1, 2001 and continuing through and including October 31, 2001, the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed THIRTY FIVE MILLION AND NO/100 DOLLARS ($35,000,000). The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          a. Execution and delivery by Company and each Guarantor of this Amendment to Lender;

          b. Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          a. All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          b. The execution and delivery by Company of this Amendment and the performance by each of them of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          c. This Amendment and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          d. No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                          SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

COMPANY:                                FIRST NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: EVP


                                        NLC FINANCIAL SERVICES, LLC


                                        By: /s/ Jeffrey M. Henschel
                                            ------------------------------------
                                        Name: JEFFREY M. HENSCHEL
                                        Title: EVP


LENDER:                                 WASHINGTON MUTUAL BANK, FA


                                        By: /s/ Andrew F. Tauber
                                            ------------------------------------
                                            Andrew F. Tauber, Vice President -
                                            Director

---------------------------------------
BANK UNITED MBF LEGAL FILE
Customer: First NLC
Reviewed By ___       Date: 8/17/01
___ PSA AGRMNT        ___ INCORPORATION
[X] WAREHSE AGRMNT    ___ INSURANCE
__ UCC                _______________
__ GUARANTY
Other: 5th Amendment
---------------------------------------

                               FIFTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     This Fifth Amendment to Warehousing Credit and Security Agreement ("Amendment") is dated as of August 1, 2001 by First NLC Financial Services, LLC and NLC Financial Services, LLC (collectively, the "Company"), and Washington Mutual Bank, FA, successor by merger to Bank United ("Lender").

                                   BACKGROUND

     A. Company and Lender are parties to a certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as has been and may hereafter be amended or modified from time to time, the "Loan Agreement") and related agreements, instruments and documents (collectively, with the Loan Agreement, the "Existing Loan Documents"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings respectively ascribed to them in the Loan Agreement.

     B. Company has requested that Lender amend the Loan Agreement in certain respects, all on the terms and conditions set forth herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby promise and agree as follows:

     1. Amendment. The Loan Agreement is hereby amended and modified in the following manner:

          a. Commitment. Section 2.1 (a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (a) Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, Lender agrees, from time to time, during the period from the date hereof to and including the Termination Date, to make Advances to Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000); provided, however, for the period commencing August 1, 2001 and continuing through and including September 15, 2001, the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed THIRTY FIVE MILLION AND NO/100 DOLLARS ($35,000,000). The obligation of Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, Company may borrow, repay and reborrow. All Advances under this

          Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of Company to Lender.

          b. Advances. Section 2.1(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

          (c) No Advance shall exceed the following amounts applicable to the type of Collateral, determined as of the date the Collateral is pledged to Lender. No Advance shall exceed: with respect to Subprime Mortgage Loans, an amount equal to [*] of the Collateral Value of such Mortgage Loans; with respect to Second Mortgage Loans, an amount equal to [*] of the Collateral Value of such Mortgage Loans; with respect to Subwarehouse Mortgage Loans, an amount equal to [*] of the Collateral Value of such Subwarehouse Mortgage Loans until the earlier to occur of (x) the termination of the Commitment hereunder and (y) April 30, 2000; and with respect to Eligible Mortgage Loans subject to a Purchase Commitment from Lender or any of Lender's affiliates, the lesser of [*] of the Collateral Value of such Eligible Mortgage Loan or the amount set forth in the applicable Purchase Commitment.

     2. Effectiveness Conditions. This Amendment shall be effective upon the completion of the following conditions precedent (all agreements, documents and instruments to be in form and substance satisfactory to Lender and Lender's counsel):

          a. Execution and delivery by Company and each Guarantor of this Amendment to Lender;

          b. Execution and delivery by Company of an amended and restated Promissory Note in the original principal amount of $35,000,000 ("Note");

          c. Delivery of an unanimous written consent from Company's member authorizing the execution and delivery of this Amendment, the Note and the transactions contemplated hereunder; and

          d. Execution and/or delivery of all other agreements, instruments and documents requested by Lender to effectuate and implement the terms hereof and the Existing Loan Documents.

     3. Representations and Warranties. Company represents and warrants to Lender that:

          a. All warranties and representations made to Lender under the Loan Agreement and the Existing Loan Documents are true and correct as to the date hereof.

          b. The execution and delivery by Company of this Amendment, the Note and the performance by each of them of the transactions herein contemplated (i) are and will be within such party's powers, (ii) have been authorized by all necessary organizational action, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which Company is a party or by which the property of Company is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of Company.

          c. This Amendment, the Note and any assignment, instrument, document, or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with its respective terms.

          d. No Event of Default or Default has occurred under the Loan Agreement or any of the other Existing Loan Documents.

     4. Representations and Release of Claims. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Company, or any third party to Lender as evidenced by the Existing Loan Documents. Company hereby acknowledges, agrees, and represents that (a) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Existing Loan Documents, and the other obligations created or evidenced by the Existing Loan Documents; (b) Company has no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Existing Loan Documents, or Lender's performance under the Existing Loan Documents; and (c) Company promises to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof. In consideration of the modification of certain provisions of the Existing Loan Documents, all as herein provided, and the other benefits received by Company hereunder, Company hereby RELEASES, RELINQUISHES and forever DISCHARGES Lender, and its predecessors, successors, assigns, shareholders, principals, parents, subsidiaries, agents, officers, directors, employees, attorneys and representatives (collectively, the "Released Parties"), of and from any and all claims, demands, actions and causes of action of any and every kind or character, whether known or unknown, present or future, which Company has, or may have against Released Parties, arising out of or with respect to any and all transactions relating to the Loan Agreement, the Note, and the other Existing Loan Documents occurring prior to the date hereof, including any other loss, expense and/or detriment, of any kind or character, growing out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Released Parties, and including any loss, cost or damage in connection with any breach of fiduciary duty, breach of any duty of fair dealing, breach of competence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influence and Corrupt

Organizations Act, intentional or negligent infliction of emotional or mental distress, tortious interference with corporate governments or prospective business advantage, tortious interference with contractual relations, breach of contract, deceptive trade practices, libel, slander, conspiracy, the charging, contracting for, taking, reserving, collecting or receiving of interest in excess of the highest lawful rate applicable to the Existing Loan Documents (i.e., usury), any violations of federal or state law, any violations of federal or state banking rules, laws or regulations, including, but not limited to, any violations of Regulation B, Equal Credit Opportunity, bank tying act claims or any violation of federal antitrust acts.

     5. Collateral. As security for the payment of the Company's Obligations under the Loan Agreement, and satisfaction by Company of all covenants and undertakings contained in the Loan Agreement and the Existing Loan Documents, Company acknowledges Lender's prior security interest and lien in and to all of the Collateral.

     6. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

     7. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Texas, excluding its conflict of laws rules.

     8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall also bind the parties hereto.

                          SIGNATURES ON FOLLOWING PAGE

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written

COMPANY:                               FIRST NLC FINANCIAL SERVICES, LLC


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: JEFFREY M. HENSCHEL
                                       Title: Exec Vice Pres


                                       NLC FINANCIAL SERVICES, LLC


                                       By: /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                       Name: JEFFREY M. HENSCHEL
                                       Title: Exec Vice Pres


LENDER:                                WASHINGTON MUTUAL BANK, FA


                                       By: /s/ Sonya S. Faivre
                                           -------------------------------------
                                           Sonya S. Faivre
                                           Vice President

                                         ---------------------------------------
                                         BANK UNITED MBF LEGAL FILE
                                         Customer: __________________________
                                         Reviewed By: ___       Date: 6/12/01
                                         ___ PSA AGRMNT        ___ INCORPORATION
                                         ___ WAREHSE AGRMNT    ___ INSURANCE
                                         ___ UCC               ___ OPINION LTR
                                         ___ GUARANTY
                                         Other: _____________________________
                                         ---------------------------------------

                               AMENDMENT NO. 4 TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT ("Amendment"), dated as of June 1, 2001, is by and among FIRST NLC FINANCIAL SERVICES, LLC (f/k/a BANK NLC MORTGAGE LENDING, LLC) and NLC FINANCIAL SERVICES, LLC, (collectively, the "Borrower") and WASHINGTON MUTUAL BANK, FA, a federal association (as Lender).

                                   BACKGROUND

     A. The Borrower and Lender (f/k/a Bank United) are parties to that certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as amended from time to time, the "Agreement").

     B. The Borrower and Lender desire to amend the Agreement to extend the Termination Date and to make certain other changes set forth herein.

     C. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

     NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

     1. Section 1.1 is amended as follows with the replacement of the following term:

          ""Termination Date" shall mean May 31, 2002."

     2. Section 2.1 (a) is amended in its entirety as follows:

          "Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, the Lender agrees, from time to time during the period from the date hereof to and including the Termination Date, to make Advances to the Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed TWENTY FIVE MILLION DOLLARS ($25,000,000.00), provided that through and including July 31, 2001, such amount shall not exceed THIRTY-FIVE MILLION DOLLARS ($35,000,000.00). The obligation of the Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of the Company to the Lender."

     3. Section 2.1 (c) is amended to add the following sentence:

     "No Advance with respect to a Mortgage Loan subject to a Purchase Commitment shall exceed an amount equal to [*] of the Collateral Value of such Mortgage

Loan."

     4. Section 7.6 is amended in its entirety as follows:

          "7.6 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than (i) One Million, Five Hundred Thousand Dollars ($1,500,000.00) computed as of September 30, 2000, and October 31, 2000, (ii) One Million, Seven Hundred Fifty Thousand Dollars ($1,750,000.00) computed as of November 30, 2000, (iii) Two Million Dollars ($2,000,000.00) computed as of December 31, 2000, and as of the end of each calendar month thereafter through and including the date this Amendment becomes effective, and (iv) Three Million Six Hundred Thousand Dollars ($3,600,000.00) as of the date of this Amendment becomes effective and at the end of each calendar month thereafter. Beginning at the end of the calendar month following the month in which this Amendment becomes effective, the Minimum Adjusted Tangible Net Worth shall be increased by 50% of quarterly net income. Provided Lender maintains the covenants set forth in this Agreement and is otherwise not in Default, once the Adjusted Tangible Net Worth of the Company reaches Five Million Dollars ($5,000,000.00), Borrower shall be permitted to pay off the principal of the subordinated debt previously incurred by Borrower with the written approval of Lender."

     5. This Amendment shall only be effective upon Lender's receipt of the following:

          a)   a copy of this Amendment No. 4 duly executed by the Borrower;

          b) an original Amended and Restated Promissory Note (the "Note") in the form attached hereto as Exhibit A;

          c) evidence acceptable to Lender in its sole discretion that the Borrower has taken all necessary corporate action to authorize the execution of this Amendment and any other document executed in connection herewith;

          d) The Borrower shall have paid all fees, expenses and costs due to or advanced by Lender through the date hereof.

     6. The Borrower has advised Lender that Defaults have occurred under Sections 7.5 and 7.6 of the Agreement for the period ending March 31, 2001 due to Borrower's failure to comply with the financial covenants set forth therein during such period. Upon the date on which this Amendment becomes effective, Lender hereby waives the Borrower's Events of Default described in the foregoing sentence (the "Existing Defaults"). The waiver of the Existing Defaults set forth above is limited to the express terms thereof, and nothing herein shall be deemed to be a waiver of by Lender of any other term, condition, representation or covenant applicable to the Borrower under the Agreement (including but not limited to any future occurrence similar to the Existing Defaults) or any of the other agreements, documents or the covenants described therein. The waivers set forth herein shall not constitute a waiver by the Lender of any other Event of Default or noncompliance by Borrower, if any, under the Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future, and the Borrower hereby expressly waives any claim to such effect.

     7. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.


     8. The Borrower acknowledges, represents, warrants and agrees that (i) the Borrower's Obligations to Lender and liens granted to secure such Obligations are valid and perfected in accordance with applicable law; (ii) the Borrower's Obligations to Lender are not subject to any setoff, defense, claim, counterclaim, recoupment, or avoidance and/or subordination under the Bankruptcy Code or otherwise; and (iii) the Borrower holds no claims against Lender, its officers, agents, directors, representatives, attorneys, or any of their respective heirs, successors and assigns (collectively, the "Lender Parties") with respect to the Loan Documents. To the extent that the Borrower holds any claims against one of more of the Lender Parties, arising under the Loan Documents and extension of credit or administration thereof, collection of amounts due thereunder, or any applications, discussions, as consideration for Lender's undertakings under the Agreement or this Amendment, the Borrower hereby unconditionally forever releases, discharges, and acquits the Lender Parties of any and all claims, breaches of contract, debts, suits, demands, causes of actions and actions of any type or notice which arose or are based on occurrences or transactions which took place prior to the date of this Amendment, whether known or unknown, contingent or liquidated, suspected or unsuspected, at law or in equity, or based in contract or tort. The Borrower acknowledges and represents that it has received the advice of counsel in connection with this acknowledgment and release and has voluntarily entered into this acknowledgement and release.

     9. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Note are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

     10. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                        FIRST NLC FINANCIAL SERVICES, LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its EVP


                                        NLC FINANCIAL SERVICES, LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its EVP


                                        WASHINGTON MUTUAL BANK, FA


                                        By /s/ Illegible
                                           -------------------------------------
                                        Its Vice President

                                                                       EXHIBIT A

                      AMENDED AND RESTATED PROMISSORY NOTE

$35,000,000.00                   Houston, Texas                           , 2001
                                                             -------------


     FOR VALUE RECEIVED, the undersigned, FIRST NLC FINANCIAL SERVICES, LLC (f/k/a BANC NLC MORTGAGE LENDING, LLC), a Florida limited liability company and NLC FINANCIAL SERVICES, LLC, jointly and severally (herein called the "Borrower"), hereby promises to pay to the order of WASHINGTON MUTUAL BANK, FA, a federal association, (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027, ATTN: Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated as of February 4, 2000 between the Borrower and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement of that certain February 4, 2000 promissory note executed by the Borrower in the original principal sum of $25,000,000 (the "Prior Note") and as subsequently amended and restated. All liens, security interests and assignments securing the Prior Note and any other note under the Agreement are hereby ratified, confirmed, renewed, extended and carried forward as security for the repayment of this Note, in addition to and cumulative of all other security.

     The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on May 31, 2002 or such earlier date set forth in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

     This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents.

     The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Section 303 of the Texas Finance Code is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such statute by the weekly rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                                              FIRST NLC FINANCIAL SERVICES, LLC


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                              NLC FINANCIAL SERVICES, LLC


                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

                                         ---------------------------------------
                                         BANK UNITED MBF LEGAL FILE
                                         Customer: __________________________
                                         Reviewed By: ___       Date: 2/2/01
                                         ___ PSA AGRMNT        ___ INCORPORATION
                                         ___ WAREHSE AGRMNT    ___ INSURANCE
                                         ___ UCC               ___ OPINION LTR
                                         ___ GUARANTY
                                                                 amendment#3
                                                                    _________
                                         Other: _____________________________
                                         ---------------------------------------

                                AMENDMENT NO. 3 TO
                        WAREHOUSING CREDIT AND SECURITY AGGREMENT

     THIS AMENDMENT ("Amendment"), dated as of February 2001 is by and among FIRST NCL FINANCIAL SERVICES, LLC (f/k/a BANK NCL MORTGAGE LENDING, LLC) and NCL FINANCIAL SERVICES, LLC, (collectively, the "Borrower") and BANK UNITED, a federal savings bank (as Lender).

                                   BACKGROUND

     A. The Borrower and Lender are parties to that certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as amended from time to time, the "Agreement")

     B. The Borrower and Lender desire to amend the Agreement to extend the Termination Date and re-establish the original size of the Commitment as set forth herein.

     C. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

     NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

     1. Section 2.1 (a) is amended in its entirety as follows:

          Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occurred and is continuing, the Lenders agrees, from time to time during the period from the date hereof to and including the Termination Date, to make Advances to the Company, provided the sum of the total aggregate principal amount outstanding at any one of all such Advances shall not exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00). The obligation of the Lender to make Advances hereunder up to such limit is herein after referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the collateral shall be security for the Note and for the performance of all the Obligation of the Company to the Lender.

     2. Section 1.1, the definition of "Termination Date" is amended in its entirely as follows:

          "Termination Date" shall mean April 30, 2001, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement."

     3. This Amendment shall only be effective upon Lender's receipt of the following:

               a) a copy of this Amendment No. 3 duly executed by the Borrower;

               b) an original Amended and Restated Promissory Note (the "Note") in the form attached hereto as Exhibit A;

               c) evidence acceptable to Lender in its sole discretion that the Borrower has taken all necessary corporate action to authorize the execution of this Amendment and any other document executed in connection herewith;

               d) The Borrower shall have paid all fees, expenses and costs due to or advanced by Lender through the date hereof.

     4. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

     5. The Borrower acknowledges, represents, warrants and agrees that (i) the Borrower's Obligations to Lender and liens granted to secure such Obligations are valid and perfected in accordance with applicable law; (ii) the Borrower's Obligations to Lender are not subject to any setoff, defense, claim, counterclaim, recoupment, or avoidance and/or subordination under the Bankruptcy Code or otherwise; and (iii) the Borrower holds no claims against Bank United, its officers, agents, directors, representatives, attorneys, or any of their respective heirs, successors and assigns (collectively, the "Lender Parties") with respect to the Loan Documents. To the extent that the Borrower holds any claims against one of more of the Lender Parties, arising under the Loan Documents and extension of credit or administration thereof, collection of amounts due thereunder, or any applications, discussions, as consideration for Lender's undertakings under the Agreement or this Amendment, the Borrower hereby unconditionally forever releases, discharges, and acquits the Lender Parties of any and all claims, breaches of contract, debts, suits, demands, causes of actions and actions of any type or notice which arose or are based on occurrences or transactions which took place prior to the date of this Amendment, whether known or unknown, contingent or liquidated, suspected or unsuspected, at law or in equity, or based in contract or tort. The Borrower acknowledges and represents that it has received the advice of counsel in connection with this acknowledgment and release and has voluntarily entered into this acknowledgement and release.

     6. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Note are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

     7. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                        FIRST NLC FINANCIAL SERVICES, LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its Exec Vice Pres


                                        NLC FINANCIAL SERVICES, LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its Exec Vice Pres


                                        BANK UNITED


                                        By /s/ Illegible
                                           -------------------------------------
                                        Its VP

                                                                       EXHIBIT A

                      AMENDED AND RESTATED PROMISSORY NOTE

$25,000,000.00            Houston, Texas          As first issued on February 4,
                                                  2000 and reissued on
                                                  February 1,2001

     FOR VALUE RECEIVED, the undersigned, FIRST NLC FINANCIAL SERVICES, LLC (f/k/a BANC NLC MORTGAGE LENDING, LLC), a Florida limited liability company and NLC FINANCIAL SERVICES, LLC, jointly and severally (herein called the "Borrower"), hereby promises to pay to the order of BANK UNITED, a federal savings bank (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027, ATTN: Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated as of February 4, 2000 between the Borrower and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     This Note is given in replacement of that certain February 4, 2000 promissory note executed by the Borrower in the original principal sum of $25,000,000 (the "Prior Note"). All liens, security interests and assignments securing the Prior Note and any other note under the Agreement are hereby ratified, confirmed, renewed, extended and carried forward as security for the repayment of this Note, in addition to and cumulative of all other security.

     The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on May 30, 2001 or such earlier date set forth in the Agreement.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

     This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents.

     The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Section 303 of the Texas Finance Code is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such statute by the weekly rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                                             FIRST NLC FINANCIAL SERVICES, LLC


                                             By: /s/ Jeffrey M. Henschel
                                                 -------------------------------
                                                 Name: Jeffrey M. Henschel
                                                 Title: Exec. Vice President


                                             NLC FINANCIAL SERVICES, LLC


                                             By: /s/ Jeffrey M. Henschel
                                                 -------------------------------
                                                 Name: Jeffrey M. Henschel
                                                 Title: Exec. Vice President

                                         ---------------------------------------
                                         BANK UNITED MBF LEGAL FILE
                                         Customer: ___________________________
                                         Reviewed By: ___       Date: 12/13/00
                                         ___ PSA AGRMNT        ___ INCORPORATION
                                         ___ WAREHSE AGRMNT    ___ INSURANCE
                                         ___ UCC               ___ OPINION LTR
                                         ___ GUARANTY
                                         Other: _____________________________
                                         ---------------------------------------

                               AMENDMENT NO. 2 TO
                 WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT ("Amendment"), dapted as of December 7, 2000, is by and among FIRST NLC FINANCIAL SERVICES, LLC (f/k/a BANK NLC MORTGAGE LENDING, LLC) and NLC FINANCIAL SERVICES, LLC, (collectively, the "Borrower") and BANK UNITED, a federal savings bank (as Lender).

                                   BACKGROUND

     A. The Borrower and Lender are parties to that certain Warehousing Credit and Security Arrangement dated as of February 4, 2000 (as amended by Amendment Number 1 dated as of September 25, 2000 and as amended from time to time, the "Agreement").

     B. The Borrower and Lender desire to amend the Agreement as set forth herein.

     C. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

     NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

     1. Section 2.1(a) is amended in its entirety as follows:

          Subject to the terms and conditions of this Agreement and provided that no Default or Event of Default has occured and is continuing, the Lender agrees, from time to time during the period from the date hereof to and including the Termination Date, to make Advances to the Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed THIRTY-FIVE MILLION AND NO/100 DOLLARS ($35,000,000.00). The obligation of the Lender to make Advance hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of the Company to the Lender.

     2. Section 7.5 is amended in its entirety as follows:

          7.5 Indebtedness to Tangible Net Worth Ratio. Permit the ratio of Indebtedness to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed: (i) 18:1 at September 30, 2000 and October 31, 2000, (ii) 16:1 at November 30, 2000, and (iii) 15:1 at December 31,
     2000 and at the end of each calendar month thereafter.

     3. Section 7.6 is amended in its entirety as follows:

          7.6 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net

     Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than (i) One Million, Five Hundred Thousand Dollars ($1,500,000.00) computed as of September 30, 2000, and October 31, 2000, (ii) One Million, Seven Hundred Fifty Thousand Dollars ($1,750,000,000.00) computed as of November 30, 2000, (iii) Two Million Dollars ($2,000,000.00) computed as of December 31, 2000, and as of the end of each calendar month thereafter through and including May 31, 2000, and (iv) Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00) as of June 30, 2001 and at the end of each calendar month thereafter.

     4. The second sentence of Section 2.3 is amended in its entirety as follows:

     "The term "Note" shall include all extensions, renewals and modifications of the Note, the Supplemental Note (as defined herein) and all substitutions therefor."

     5. This Amendment shall only be effective upon Lender's receipt of the following:

          a)   a copy of this Amendment No. 2 duly executed by the Borrower;

          b) an original Borrowers Supplemental Note (the "Supplemental Note") in the form attached hereto as Exhibit A;

          c) evidence acceptable to Lender in its sole discretion that the Borrower has taken all necessary corporate action to authorize the execution of this Amendment and any other document executed in connection herewith;

          d) The Borrower shall have paid all fees, expenses and costs due to or advanced by Lender through the date hereof.

     6. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof.

     7. The Borrower acknowledges, represents, warrants and agrees that (i) the Borrower's Obligations to Lender and liens granted to secure such Obligations are valid and perfected in accordance with applicable law; (ii) the Borrower's Obligations to Lender are not subject to any setoff, defense, claim, counterclaim, recoupment, or avoidance and/or subordination under the Bankruptcy Code or otherwise; and (iii) the Borrower holds no claims against Bank United, its officers, agents, directors, representatives, attorneys, or any of their respective heirs, successors and assigns (collectively, the "Lender Parties") with respect to the Loan Documents. To the extent that the Borrower holds any claims against one of more of the Lender Parties, arising under the Loan Documents and extension of credit or administration thereof, collection of amounts due thereunder, or any applications, discussions, as consideration for Lender's undertakings under the Agreement or this Amendment, the Borrower hereby unconditionally forever releases, discharges, and acquits the Lender Parties of any and all claims, breaches of contract, debts, suits, demands, causes of actions and actions of any type or notice which arose or are based on occurrences or transactions which took place prior to the date of this Amendment, whether known or unknown, contingent or liquidated, suspected or unsuspected, at law or in equity, or based in contract or tort. The Borrower acknowledges and represents that it has received the advice of counsel in connection with this acknowledgment and release and has voluntarily entered into this acknowledgement and release.

     8. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Note are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

     9. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                               FIRST NCL FINANCIAL SERVICES, LLC


                                               By /s/ Jeffrey M. Henschel
                                                  ------------------------------
                                               Its EVP


                                               NCL FINANCIAL SERVICES, LLC


                                               By /s/ Jeffrey M. Henschel
                                                  ------------------------------
                                               Its Illegible


                                               BANK UNITED


                                               By /s/ Illegible
                                                  ------------------------------
                                               Its Vice President - Director

                                                                       EXHIBIT A

                          SUPPLEMENTAL PROMISSORY NOTE


$10,000,000.00                  Houston, Texas            As of December  , 2000

     FOR VALUE RECEIVED, the undersigned, BANK NLC MORTGAGE LENDING, LLC, a Florida limited liability company and NLC FINANCIAL SERVICES, LLC, jointly and severally (herein called the "Borrower"), hereby promises to pay to the order of BANK UNITED, a federal savings bank (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2702, Houston, Texas 77027, ATTN: Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated of even date herewith between the Borrower and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     The entire unpaid principal balance of this Note plus all accrued and unpaid interest shall be due and payable in full on January 31, 2001.

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

     This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents.

     The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note; it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to me Borrower, as required); and
(ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Section 303 of the Texas Finance Code is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such statute by the weekly rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                                             BANC NLC MORTGAGE LENDING, LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                             NLC FINANCIAL SERVICES, LLC


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                         ---------------------------------------
                                         BANK UNITED MBF LEGAL FILE
                                         Customer  Illegible
                                         Reviewed by: Illegible  Date: _________
                                         ____ PSA AGRMNT      ____ INCORPORATION
                                         ____ WAREHSE AGRMNT  ____ INSURANCE
                                         ____ UCC             ____ OPINION LTR
                                         ____ GUARANTY
                                         Other: Illegible
                                         ---------------------------------------

                               AMENDMENT NO. 1 TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS AMENDMENT ("Amendment"), dated as of September 25, 2000, is by and among FIRST NLC FINANCIAL SERVICES, LLC (f/k/a BANK NLC MORTGAGE LENDING, LLC) and NLC FINANCIAL SERVICES, LLC, (collectively, the "Borrower") and BANK UNITED, a federal savings bank (as lender).

                                   BACKGROUND

     A. The Borrower and Lender are parties to that certain Warehousing Credit and Security Agreement dated as of February 4, 2000 (as amended from time to time, the "Agreement").

     B. The Borrower has failed to meet certain of the financial covenants as of April 30, 2000 and has requested that Lender amend such financial covenants under the Agreement from and after the date hereof.

     C. The Borrower and Lender desire to amend the Agreement as set forth herein.

     D. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

     NOW, THEREFORE, the foregoing Background Section being incorporated by reference, the parties hereto agree as follows:

     1. Lender agrees to forebear in the exercise of its rights with respect to Borrower's breach of Section 7.5 and 7.6 of the Agreement through and including September 30, 2000.

     2. Section 7.5 is amended in its entirety as follows:

          7.5 Indebtedness to Tangible Net Worth Ration. Permit the ratio of Indebtedness to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed: (i) 18:1 at September 30, 2000 and October 31, 2000, (ii) 16:1 at November 30, 2000, and at the end of each calendar month thereafter though and including May 31, 2000, and (iii) 14:1 at June 30, 2001 and at the end of each calendar month thereafter.

     3. Section 7.6 is amended in its entirety as follows:

          7.6 Minimum Adjusted Tangible Net worth. Permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than (i) One Million, Five Hundred Thousand Dollars ($1,500,000.00) computed as of September 30, 2000, and October 31, 2000, (ii) One Million, Seven Hundred Fifty Thousand Dollars ($1,750,000.00) computed as of November 30, 2000 and at the end of each calendar month thereafter through and including May 31, 2001, and (iii) Two Million Two Hundred Fifty Thousand Dollars ($2,250,000.00) as of June 30, 2001 and at the end of each calendar month thereafter.

     4. This Amendment shall only be effective upon Lender's receipt of the following.

          a)   a copy of this Amendment No. 5 duly executed by the Borrower;

          b) evidence acceptable to Lender in its sole discretion that the Borrower has taken all necessary corporate action to authorize the execution of this Amendment and any other document executed in connection herewith;

          c) The Borrower shall have paid all fees, expenses and costs due to or advanced by Lender through the date hereof.

     5. The Borrower hereby ratifies and reaffirms the representations and warranties set forth in Article V of the Agreement as being true and correct as of the date hereof, except as caused by the circumstances described herein.

     6. The Borrower acknowledges and agrees that (i) the Borrower's Obligations to Lender and liens granted to secure such Obligations are valid and perfected in accordance with applicable law; (ii) the Borrower's Obligations to Lender are not subject to any setoff, defense, claim, counterclaim, recoupment, or avoidance and/or subordination under the Bankruptcy Code or otherwise; and (iii) the Borrower holds no claims against Bank United, its officers, agents, directors, representatives, attorneys, or any of their respective heirs, successors and assigns (collectively, the "Lender Parties") with respect to the Loan Documents. To the extent that the Borrower holds any claims against one of more of the Lender Parties, arising under the Loan Documents and extension of credit or administration thereof, collection of amounts due thereunder, or any applications, discussions, as consideration for Lender's undertakings under the Agreement or this Amendment, the Borrower hereby unconditionally forever releases, discharges, and acquits the Lender Parties of any and all claims, breaches of contract, debts, suits, demands, causes of actions and actions of any type or notice which arose or are based on occurrences or transactions which took place prior to the date of this Amendment, whether known or unknown, contingent or liquidated, suspected or unsuspected, at law or in equity, or based in contract or tort. The Borrower acknowledges and represents that it has received the advice of counsel in connection with this acknowledgment and release and has voluntarily entered into this acknowledgement and release.

     7. Except as amended hereby, all of the terms and conditions of the Agreement and the obligations of the Borrower under the Note are ratified and confirmed, and the Agreement shall continue in full force and effect in accordance with its terms.

     8. This Amendment may be executed in counterparts, all of which counterparts, when taken together, will constitute the entire agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth above.

                                        FIRST NLC FINANCIAL SERVICES, LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its E.V.P.


                                        NLC FINANCIAL SERVICES LLC


                                        By /s/ Jeffrey M. Henschel
                                           -------------------------------------
                                        Its EVP


                                        BANK UNITED


                                        By /s/ Illegible
                                           -------------------------------------
                                        Its Director

================================================================================

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT
                         (SINGLE-FAMILY MORTGAGE LOANS)

                                     BETWEEN

                         BANC NLC MORTGAGE LENDING, LLC,
                      a Florida limited liability company

                                       and

                           NLC FINANCIAL SERVICES, LLC
                      a Delaware limited liability company

                                       AND

                                  BANK UNITED,
                             a federal savings bank

                          Dated as of            , 2000
                                      -----------

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.   DEFINITIONS.............................................................1
        1.1   Defined Terms...................................................1
        1.2   Other Definitional Provisions..................................10
 2.   THE CREDIT.............................................................11
        2.1   The Commitment.................................................11
        2.2   Procedures for Obtaining Advances..............................12
        2.3   Note...........................................................13
        2.4   Interest.......................................................14
        2.5   Principal Payments.............................................14
        2.6   Expiration of Commitment.......................................16
        2.7   Method of Making Payments......................................16
        2.8   Non-Usage Fee..................................................17
        2.9   Miscellaneous Charges..........................................17
       2.10   Bailee.........................................................17
 3.   COLLATERAL.............................................................17
        3.1   Grant of Security Interest.....................................17
        3.2   Delivery of Collateral Documents...............................19
        3.3   Delivery of Additional Collateral or Mandatory
                 Prepayment..................................................19
        3.4   Right of Redemption from Pledge................................19
        3.5   Collection and Servicing Rights................................19
        3.6   Return or Release of Collateral at End of Commitment...........20
 4.   CONDITIONS PRECEDENT...................................................20
        4.1   Initial Advance................................................20
        4.2   Each Advance...................................................22
 5.   REPRESENTATIONS AND WARRANTIES.........................................23
        5.1   Organization; Good Standing; Subsidiaries......................23
        5.2   Authorization and Enforceability...............................23
        5.3   Financial Condition............................................23
        5.4   Litigation.....................................................24
        5.5   Compliance with Laws...........................................24

                                                                          Page i

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
        5.6   Regulation U...................................................24
        5.7   Investment Company Act.........................................24
        5.8   Agreements.....................................................24
        5.9   Title to Properties............................................25
       5.10   ERISA..........................................................25
       5.11   Eligibility....................................................25
       5.12   Special Representations Concerning Collateral..................25
       5.13   RICO...........................................................26
       5.14   Proper Names...................................................27
       5.15   Direct Benefit From Loans......................................27
       5.16   Loan Documents Do Not Violate Other Documents..................27
       5.17   Consents Not Required..........................................27
       5.18   Material Fact Representations..................................27
       5.19   Place of Business..............................................28
       5.20   Use of Proceeds; Business Loans................................28
       5.21   No Undisclosed Liabilities.....................................28
       5.22   Tax Returns and Payments.......................................28
       5.23   Subsidiaries...................................................28
       5.24   Holding Company................................................29
       5.25   Year 2000 Issue................................................29
6.    AFFIRMATIVE COVENANTS..................................................29
        6.1   Payment of Note................................................29
        6.2   Financial Statements and Other Reports.........................29
        6.3   Maintenance of Existence; Conduct of Business..................30
        6.4   Compliance with Applicable Laws................................30
        6.5   Inspection of Properties and Books.............................30
        6.6   Notice.........................................................31
        6.7   Payment of Indebtedness, Taxes, etc............................31
        6.8   Insurance......................................................32
        6.9   Closing Instructions...........................................32
       6.10   Other Loan Obligations.........................................32

                                                                         Page ii

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
       6.11   Use of Proceeds of Advances....................................32
       6.12   Special Affirmative Covenants Concerning Collateral............32
       6.13   Cure of Defects in Loan Documents..............................33
 7.   NEGATIVE COVENANTS.....................................................34
        7.1   Contingent Liabilities.........................................34
        7.2   Pledge of Mortgage Loans.......................................34
        7.3   Merger; Acquisitions...........................................34
        7.4   Loss of Eligibility............................................34
        7.5   Indebtedness to Tangible Net Worth Ratio.......................34
        7.6   Minimum Adjusted Tangible Net Worth............................34
        7.7   Transactions with Affiliates...................................34
        7.8   Limits on Distributions........................................35
        7.9   RICO...........................................................35
       7.10   No Loans or Investments Except Approved Investments............35
       7.11   Charter Documents and Business Termination.....................36
       7.12   Changes in Accounting Methods..................................36
       7.13   No Sales, Leases or Dispositions of Property...................36
       7.14   Changes in Business or Assets..................................36
       7.15   Changes in Office or Inventory Location........................36
       7.16   Special Negative Covenants Concerning Collateral...............36
       7.17   No Indebtedness................................................37
       7.18   Ownership of the Company.......................................38
       7.19   Material Adverse Change........................................38
 8.   DEFAULTS; REMEDIES.....................................................38
        8.1   Events of Default..............................................38
        8.2   Remedies.......................................................41
        8.3   Application of Proceeds........................................43
        8.4   Lender Appointed Attorney-in-Fact..............................44
        8.5   Right of Set-Off...............................................44
 9.   NOTICES................................................................45
10.   REIMBURSEMENT OF EXPENSES; INDEMNITY...................................45

                                                                        Page iii

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
11.   FINANCIAL INFORMATION..................................................46
12.   MISCELLANEOUS..........................................................47
       12.1   Terms Binding Upon Successors; Survival of
                 Representations.............................................47
       12.2   Assignment.....................................................47
       12.3   Amendments.....................................................47
       12.4   Governing Law..................................................47
       12.5   Participations.................................................47
       12.6   Relationship of the Parties....................................47
       12.7   Severability...................................................48
       12.8   Usury..........................................................48
       12.9   Consent to Jurisdiction........................................49
      12.10   Arbitration....................................................49
      12.11   ADDITIONAL INDEMNITY...........................................50
      12.12   No Waivers Except in Writing...................................51
      12.13   Waiver of Jury Trial...........................................51
      12.14   Multiple Counterparts..........................................51
      12.15   No Third Party Beneficiaries...................................51
      12.16   RELEASE OF LENDER LIABILITY....................................51
      12.17   Entire Agreement; Amendment....................................52
      12.18   NO ORAL AGREEMENTS.............................................52
EXHIBIT A....................................................................55
EXHIBIT B....................................................................58
EXHIBIT C....................................................................59
EXHIBIT D....................................................................62
EXHIBIT E....................................................................63
EXHIBIT F....................................................................65
ANNEX TO EXHIBIT F...........................................................66
EXHIBIT G....................................................................68
EXHIBIT H....................................................................69
EXHIBIT I....................................................................70
EXHIBIT J....................................................................71

                                                                         Page iv

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
EXHIBIT K....................................................................75
EXHIBIT L....................................................................77
EXHIBIT M....................................................................78
EXHIBIT N....................................................................81

                                                                          Page v

                   WAREHOUSING CREDIT AND SECURITY AGREEMENT

     THIS WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Agreement"), is dated
as of                                                , 2000, by and between
      ------------------------------------- ---------
BANC NLC MORTGAGE LENDING, LLC ("Bank NLC"), a Florida limited liability company and NLC FINANCIAL SERVICES LLC ("NLC Services"), a Delaware limited liability company (collectively, the "Company"), having its principal office at 700 West Hillsborough Boulevard, Deerfield Beach, Florida 33441, and BANK UNITED, a federal savings bank (the "Lender"), having its principal office at 3200 Southwest Freeway, Suite 2700, Houston, Texas 77027.

     WHEREAS, the Company has requested the Lender to make certain loans to the Company to finance the origination or purchase of Eligible Mortgage Loans (as that term is herein defined) which loans are for the benefit of the Company;

     WHEREAS, the Lender is willing to make such loans as herein provided, upon the terms, agreements and covenants and subject to the conditions hereinafter set forth and in reliance on the representations and warranties herein made and referred to; and

     WHEREAS, the Company and the Lender desire to set forth herein the terms and conditions upon which the Lender shall provide warehouse financing to the Company;

     NOW, THEREFORE, for good and valuable consideration, the amount and sufficiency of which are hereby acknowledged by the parties hereto, to induce the Lender to provide the warehouse financing facility to the Company and in reliance of the representations and warranties made herein, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

     1.1 Defined Terms, Capitalized terms defined below or elsewhere in this Agreement (including the exhibits hereto) shall have the following meanings:

          "Adjusted Tangible Net Worth" means Tangible Net Worth plus Subordinated Debt.

          "Advance" means a Subprime Mortgage Loan Advance, a Second Mortgage Loan Advance, a Subwarehouse Mortgage Loan Advance or an Aged Mortgage Loan Advance pursuant to Article 2 of this Agreement in respect of the closing, settlement, or acquisition of a Mortgage Loan or rehabilitation property, whether or not such disbursement is a Wet Settlement Advance.

          "Advance Request" has the meaning set forth in Section 2.2(a) hereof.

          "Affiliate" shall mean any Person controlling, controlled by or under common control with any other Person. For purposes of this definition "control" (including

     "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise or owning or possessing the power to vote 10% or more of any class of voting securities of any Person. Without limiting the generality of the foregoing, for purposes of this Agreement, Company and each of its respective Subsidiaries shall be deemed to be Affiliates of one another.

          "Aged Mortgage Loan" means an Eligible Mortgage Loan that has been included in Collateral for a period of more than ninety (90) days.

          "Aged Mortgage Loan Advance" means any Advance with respect to an Aged Mortgage Loan.

          "Agreement" means this Warehousing Credit and Security Agreement (Single Family Mortgage Loans), either as originally executed or as it may from time to time be supplemented, modified or amended.

          "Applicable Law" shall mean the laws of the State of Texas and the United States of America in effect from time to time and applicable to the transactions between the Lender and the Company pursuant to this Agreement and the other Loan Documents whichever permits the charging and collection of the highest non-usurious rate of interest on such transactions. For purposes of determining Texas law with respect to the highest non-usurious rate of interest, the "weekly ceiling" as defined in Chapter 303 of the Texas Finance Code (the "Texas Finance Code"), as amended, shall be controlling.

          "Applicable Margin" means:

Type of Advance                   Applicable Margin
---------------                   -----------------
Subprime Mortgage Loan Advances   [*]% per annum

Second Mortgage Loans Advances    [*]% per annum

Subwarehouse Advances             [*]% per annum

Aged Mortgage Loan Advances       [*]% per annum

          "Approved Custodian" means a Person acceptable to the Lender from time to time in its sole discretion, who possesses Mortgage Loans that secure Mortgaged-backed Securities.

          "Bailee Letter" has the meaning set forth in Section 3.2 hereof.

          "Business Day" means any day excluding Saturday, Sunday and any day on which Lender is closed for business.

          "Capitalized Lease" shall mean any lease under which rental payments are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

          "Capitalized Rentals" shall mean the amount of aggregate rentals due and to become due under all Capitalized Leases under which the Company is a lessee that would be reflected as a liability on a balance sheet of the Company.

          "Change of Control" means

               (a) a sale of substantially all of either Company's assets, membership interests or other equity interests to any Person or related group of Persons; or

               (b) without the Lender's prior written consent, Neal Henschel and Jeffrey Henschel cease to be President and Executive Vice President, respectively.

         "Collateral" has the meaning set forth in Section 3.1 hereof.

          "Collateral Documents" means all of the documents and other items described on Exhibit C hereto and required to be delivered to the Lender in connection with an Advance.

          "Collateral Value" means

               (a) with respect to any Eligible Mortgage Loan, an amount equal to the least of (i) the actual out-of-pocket cost of such Mortgage Loan to the Company, i.e., the net amount actually funded against such Mortgage Loan or the net purchase price of such Mortgage Loan, (ii) the Par Value thereof, (iii) the amount which the Investor has committed to pay for such Mortgage Loan pursuant to a Purchase Commitment, or (iv) the Fair Market Value of such Mortgage Loan;

               (b) with respect to Collateral that is not described within (a), and that is pledged pursuant to Section 3.3 hereof, Collateral Value shall equal an amount established by Lender in its sole discretion;

               (c) with respect to Collateral that is not described in (a), or
          (b) the Collateral Value shall be equal to $0.00; and

               (d) notwithstanding the foregoing, with respect to Mortgage Loans that are in default in the payment of principal and interest or in the performance of any obligation under the Mortgage Note or the Mortgage evidencing or securing such

          Mortgage Loans for a period of sixty (60) days or more, the Collateral Value thereof shall equal $0.00.

          "Commitment" has the meaning set forth in Section 2.1 (a) hereof.

          "Company" has the meaning set forth in the first paragraph of this Agreement.

          "Default" means the occurrence of any event or existence of any condition which, but for the giving of notice, the lapse of time, or both, would constitute an Event of Default.

          "Default Rate" has the meaning set forth in Section 2.4(c) hereof.

          "Electronic Request" has the meaning set forth in Section 2.2(a) hereof.

          "Eligible Mortgage Loan" means a Subprime Mortgage Loan, a Subwarehouse Loan, a Second Mortgage Loan or an Aged Mortgage Loan which
     (a) has closed less than twenty-five (25) days prior to the date of the Advance made in connection with such Mortgage Loan, (b) is validly pledged to Lender and is not subject to any other Liens, (c) has not been pledged to any other lender, and (d) is not in default for more than sixty (60) days.

          "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules and regulations promulgated thereunder, as amended from time to time and any successor statute.

          "Event of Default" means any of the conditions or events set forth in
     Section 8.1 hereof.

          "Fair Market Value" shall mean the market price of any Mortgage Loan as determined by Lender in its reasonable discretion.

          "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

          "FHLMC Guide" means the FHLMC Sellers' and Servicers' Guide, dated September 17, 1984, applicable bulletins, the applicable MIDANET Users Guide (or the MIDAPHONE User's Guide) and any particular purchase documents as defined in the Sellers' and Servicers' Guide, as revised prior to the date hereof.

          "FICA" means the Federal Insurance Contributions Act.

          "First Mortgage" means a mortgage or deed of trust which constitutes a first Lien on the property covered thereby.

          "FNMA" means the Federal National Mortgage Association and any successor thereto.

          "FNMA Guide" means the FNMA Servicing Guide dated June 30, 1990, as revised prior to the date hereof.

          "Funding Account" means the non-interest bearing demand checking account established with, maintained by, and pledged to Lender into which shall be deposited the proceeds of Advances, the proceeds from any sale of Collateral, and from which funds shall be disbursed for the acquisition of Mortgage Loans.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "GNMA" means the Government National Mortgage Association and any successor thereto.

          "HUD" means the Department of Housing and Urban Development and any successor thereto.

          "Indebtedness" shall mean and include, without duplication, (1) all items which in accordance with GAAP, consistently applied, would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding shareholders' equity), (2) Capitalized Rentals under any Capitalized Lease, (3) guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and
     (4) indebtedness secured by any mortgage, pledge, security interest or other Lien existing on any property owned by the Person with respect to which indebtedness is being determined, whether or not the indebtedness secured thereby shall have been assumed.

          "Indemnified Liabilities" has the meaning set forth in Article 10 hereof.

          "Interest Rate" means the Monthly Average LIBO Rate plus the Applicable Margin.

          "Interim Date" has the meaning set forth in Section 4.1(a)(5) hereof.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, or any subsequent federal income tax law or laws, as any of the foregoing have been or may from time to time be amended.

          "Investor" means any of the Persons listed in Exhibit L hereto, or a financially responsible institution which is reasonably acceptable to Lender, in its sole discretion; provided that at any time by reasonable written notice to Company Lender may disapprove any Investor in its reasonable discretion, whether or not that Person is named as an Investor in this definition or in Exhibit L or has been previously approved as an Investor by Lender. Upon receipt of such notice, the Persons named in Lender's notice shall no longer be Investors from and after the date of the receipt of such notice.

          "Lender" has the meaning set forth in the first paragraph of this Agreement.

          "LIBO Rate" means a rate of interest equal to the London Interbank Offered Rate for U. S. dollar deposits as quoted by Telerate, Bloomberg or any other rate quoting service, selected by Lender in its sole discretion for an interest period of one month. In the event such rate ceases to be published, LIBO Rate shall mean a comparable rate of interest reasonably selected by Lender.

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

          "Loan Documents" means this Agreement, the Note, and each other document, instrument or agreement executed by the Company or any other Person in connection herewith or therewith, as any of the same may be amended, restated, renewed or replaced from time to time.

          "Margin Stock" has the meaning assigned to that term in Regulations G and U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Maximum Rate" shall mean the maximum lawful non-usurious rate of interest (if any) that, under Applicable Law, the Lender may charge the Company on the Advances from time to time. To the extent that the interest rate laws of the State of Texas are applicable and unless changed in accordance with law, the applicable rate ceiling shall be the weekly ceiling determined in accordance with the Texas Finance Code, as amended.

          "Monthly Average LIBO Rate" means the average of all LIBO Rates quoted during a given month. In the event (i) the Note is paid in full and the Commitment is terminated prior to a month end; or (ii) the initial Advance hereunder occurs on a date other than the first day of that month on which LIBO Rates are quoted, the Monthly Average LIBO Rate shall mean, in the case of clause (i), the average of all LIBO Rates quoted that month up to and including the last Business Day prior to such payment in full; or, in the case of clause (ii), the LIBO Rates quoted on the date of the initial Advance through the end of that month.

          "Mortgage" means a First Mortgage or Second Mortgage.

          "Mortgage Loan" means any loan evidenced by a Mortgage Note. A Mortgage Loan, unless otherwise expressly stated herein, means a Single-family Mortgage Loan.

          "Mortgage Note" means a note secured by a Mortgage.

          "Mortgage Note Amount" means, as of the date of determination, the then outstanding unpaid principal amount of a Mortgage Note.

          "Mortgaged Property" means the property, real, personal, tangible or intangible, securing a Mortgage Note.

          "Multiemployer Plan" means a "multiemployer plan" as defined in
     Section 4001(a)(3) of ERISA that is maintained for employees of the Company or a Subsidiary of the Company.

          "Net Investable Balances" means the average collected balances in non-interest bearing deposit accounts controlled or maintained by the Company in accounts at the Lender, less balances to support float, activity charges, reserve requirements, Federal Deposit Insurance Corporation insurance premiums and such other assessments as may be imposed by governmental authorities from time to time.

          "NLCI" means National Lending Center, Inc., a Florida corporation.

          "NLCI Agreement" means that certain Management and Funding Agreement by and between NLCI and Banc NLC whereby Banc NLC operates and manages NLCI.

          "Note" has the meaning set forth in Section 2.3 hereof.

          "Notices" has the meaning set forth in Article 9 hereof.

          "Obligations" shall mean any and all indebtedness, obligations and liabilities of the Company to the Lender (whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred), arising out of or related to the Loan Documents, or any of them.

          "Officer's Certificate" means a certificate executed on behalf of the Company by its chief financial officer or its treasurer or by such other officer as may be designated herein, in form and substance satisfactory to Lender.

          "OTS" means the Office of Thrift Supervision.

          "Par Value" means, with respect to any Mortgage Loan, the unpaid principal balance of such Mortgage Loan, on the date of the Advance made against such Mortgage Loan.

          "Participant" has the meaning set forth in Section 12.5 hereof.

          "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and federal and state governments and agencies or regulatory authorities and political subdivisions thereof.

          "Plans" has the meaning set forth in Section 5.10 hereof.

          "Pledged Mortgages" has the meaning set forth in Section 3.1 (a) hereof.

          "PMI" means any private mortgage insurance company which is reasonably acceptable to Lender, in its sole discretion; provided that at any time by reasonable written notice to Company, Lender may disapprove any PMI because it has determined in its reasonable discretion and for any reason that it is no longer comfortable with that Person being a PMI, whether or not that Person has been previously approved as a PMI by Lender. Upon receipt of such notice, the Persons named in Lender's notice shall no longer be PMIs from and after the date of receipt of such notice.

          "Purchase Commitment" means a written commitment, in form and substance satisfactory to the Lender, issued in favor of the Company by an Investor pursuant to which that Investor commits to purchase Mortgage Loans.

          "Redemption Amount" has the meaning set forth in Section 3.5 hereof.

          "RICO" means the Racketeer Influenced and Corrupt Organizations Act of 1970, as amended.

          "Second Mortgage" means a mortgage or deed of trust which constitutes a second Lien on the property covered thereby.

          "Second Mortgage Loan" means a Single-family Mortgage Loan that (a) is, in the reasonable judgment of the Lender, consistent in all respects with traditional standards imposed by whole loan purchasers, relevant rating agencies and pool insurers for classification as "A" to "D" Mortgage Loans, (b) has a maximum amount that does not exceed Three Hundred Fifty Thousand Dollars ($350,000), (c) is secured by a Second Mortgage, (d) has a combined loan-to-collateral value ratio not greater than 100% (ratio based upon all loans secured by the Mortgaged Property), and (e) is not an "open-ended" line of credit.

          "Second Mortgage Loan Advance" means any Advance with respect to a Second Mortgage Loan.

          "Single-family Mortgage Loan" means a Mortgage Loan secured by a Mortgage covering improved real property containing one to four family residences.

          "Statement Date" has the meaning set forth in Section 4.1(a)(5) hereof.

          "Subordinated Debt" means, with respect to any Person, all Indebtedness of such Person, for borrowed money, which is, by its terms (which terms shall have been approved by the Lender) or by the terms of a subordination agreement, in form and substance satisfactory to the Lender, effectively subordinated in right of payment to all other present and future obligations and all indebtedness of such Person, of every kind and character, owed to the Lender.

          "Subprime Mortgage Loan" means a Single-family Mortgage Loan that (a) is, in the reasonable judgment of the Lender, consistent in all respects with traditional standards imposed by whole loan purchasers, relevant rating agencies and pool insurers for classification as "A" to "D" Mortgage Loans, (b) has a maximum loan amount that does not exceed Three Hundred Fifty Thousand Dollars ($350,000.00), (c) is secured by a First Mortgage, and (d) has a combined loan-to-collateral value ratio not greater than 100% (ratio to be based upon all loans secured by the Mortgaged Property).

          "Subprime Mortgage Loan Advance" means any Advance made with respect to Subprime Mortgage Loans.

          "Subsidiary" means any corporation, association or other business entity in which more than fifty percent (50%) of the total voting power or shares of stock entitled to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Subwarehouse Mortgage Loan" means a Mortgage Loan which meets all of the requirements of an Eligible Loan and which is closed in the name of NLCI but assigned and delivered to Bane NLC within forty-eight (48) hours of funding.

          "Subwarehouse Mortgage Loan Advance" means any Advance made in respect of a Subwarehouse Mortgage Loan.

          "Tangible Net Worth" means, with respect to any Person at any date, the sum of the total shareholders' equity in such Person (including capital stock, additional paid-in capital, and retained earnings, but excluding treasury stock, if any), on a consolidated basis; less the aggregate book value of all intangible assets of such Person (as determined in accordance with GAAP), including without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, franchises, and Servicing Rights, each to be determined in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.3 hereof; provided that, for purposes of this Agreement, there shall be excluded from total assets, advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the Indebtedness of such Person and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in the Audit Guide for Audit of Approved Non-Supervised Mortgagees, as in effect as of such date.

     "Termination Date" shall mean January 31, 2001, or such earlier date upon which Lender's obligation to fund shall be terminated pursuant to the terms of this Agreement.

     "Texas Finance Code" is defined in the definition of "Applicable Law."

     "Tribunal" shall mean any court or governmental department, commission, board, bureau, agency, or instrumentality of any state, commonwealth, nation, territory, possession, county, parish, or municipality, whether now or hereafter constituted and/or existing.

     "VA" means the Veterans Administration and any successor thereto.

     "Wet Settlement Advance" means a disbursement by the Lender under the Commitment and pursuant to Section 2.2(a) of this Agreement, in respect of the closing or settlement of an Eligible Mortgage Loan, in anticipation of and pending subsequent delivery and examination of the Collateral Documents as provided in Section II of Exhibit C, and may include a Subwarehouse Mortgage Loan Advance.

     "Year 2000 Issue" means the failure of computer software, hardware, and firmware systems and equipment containing embedded computer chips to properly receive, transmit, process, manipulate, store, retrieve, re-transmit or in any other way utilize data and information due to the occurrence of the year 2000 or the inclusion of dates on or after January 1, 2000.

1.2  Other Definitional Provisions.

          (a) Accounting terms not otherwise defined herein shall have the meanings given the terms under GAAP.

          (b) Defined terms may be used in the singular or the plural, as the context requires.

2.   THE CREDIT.

     2.1  The Commitment.

               (a) Subject to the terms and conditions of this Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees, from time to time during the period from the date hereof to and including the Termination Date, to make Advances to the Company, provided the sum of the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00). The obligation of the Lender to make Advances hereunder up to such limit is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations of the Company to the Lender.

               (b) Advances shall be used by the Company solely for the purpose of funding the acquisition or origination of Eligible Mortgage Loans, as specified in the Advance Request and none other, and shall be made at the request of the Company in the manner hereinafter provided in
          Section 2.2, against the pledge of such Mortgage Loans and such other collateral as is set forth in Section 3.1 hereof as Collateral therefor. Advances shall also be subject to the following restrictions:

                    (1) No Advance shall be made against Mortgage Loans which
               are not Eligible Mortgage Loans.

                    (2) The aggregate amount of Wet Settlement Advances
               outstanding at any one time shall not exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00).

                    (3) The aggregate amount of Subwarehouse Mortgage Loan
               Advances outstanding at any one time shall not exceed TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00).

                    (4) The aggregate amount of Aged Mortgage Loan Advances
               outstanding at any one time shall not exceed ONE MILLION AND NO/100 DOLLARS ($1,000,000.00)

                    (5) The aggregate amount of Second Mortgage Loan Advances
               outstanding at any one time shall not exceed Seven million Dollars ($7,000,000).

               (c) No Advance shall exceed the following amounts applicable to the type of Collateral, determined as of the date the Collateral is pledged to Lender.

          No Advance shall exceed: with respect to Subprime Mortgage Loans, an amount equal to [*] of the Collateral Value of such Mortgage Loan; with respect to Second Mortgage Loans, an amount equal to [*]% of the Collateral Value of such Mortgage Loan; and with respect to Subwarehouse Mortgage Loans an amount equal to [*]% of the Collateral Value of such Subwarehouse Mortgage Loan until the earlier to occur of
          (x) the termination of any Commitment hereunder and (y) April 30, 2000.

     2.2  Procedures for Obtaining Advances.

               (a) The Company may obtain an Advance hereunder subject to the following:

                    (1) The Company may obtain an Advance hereunder, subject to the satisfaction of the conditions set forth in Sections 4.1 and
               4.2 hereof, upon compliance with the procedures set forth in this
               Section 2.2 and in Exhibit C attached hereto and made a part hereof. Requests for Advances shall be initiated by the Company
               (i) by delivering to the Lender and its designee, by telecopy (with original to be sent immediately thereafter by overnight mail) a completed and signed request for an Advance (an "Advance Request") in the form of Exhibit A attached hereto and made a part hereof, or (ii) by using the electronic data transmission service provided by the Lender and its licensor, MBMS Incorporated, to transmit to the Lender a request for Advance ("Electronic Request"), which shall include all information required by Exhibit A through the Warehouse Management System software provided by the Lender and its licensor, MBMS Incorporated. The Lender shall have the right, on not less than three (3) Business Days' prior notice to the Company, to modify the Advance Request, Electronic Request, or any exhibits hereto to conform to current legal requirements or Lender practices, and, as so modified, said Advance Request, Electronic Request or exhibits shall be deemed a part hereof. In consideration of the Lender permitting the Company to make Electronic Requests for Advances utilizing the Warehouse Management System software or Advance Requests by telecopy, the Company covenants and agrees to assume liability for and to protect, indemnify and save the Lender harmless from, any and all liabilities, obligations, damages, penalties, claims, causes of action, costs, charges and expenses, including attorneys' fees and expenses of employees, which may be imposed, incurred by or asserted against the Lender by reason of any loss, damage or claim howsoever arising or incurred because of, out of or in connection with (i) any action of the Lender pursuant to Electronic Requests or Advance Requests by telecopy, (ii) the breach of any provisions of this Agreement by the Company, (iii) the transfer of funds pursuant to such Electronic Requests or Advance Requests by telecopy, or (iv) the Lender's honoring or failing to honor any Electronic Request or

               Advance Request by telecopy for any reason or no reason whatsoever. The Lender is entitled to rely upon and act upon Electronic Requests or Advance Requests by telecopy, and the Company shall be unconditionally and absolutely estopped from denying (x) the authenticity and validity of any such transaction so acted upon by the Lender once the Lender has advanced funds and has deposited or transferred such funds as requested in any such Electronic Request or Advance Request by telecopy, and (y) the Company's liability and responsibility therefor.

                    (2) In the case of any Wet Settlement Advances, the Company shall follow the procedures and, at or prior to the Lender's making of such Wet Settlement Advance, shall deliver to the Lender or its designee the documents set forth in Section II of Exhibit C hereto. In case of Collateral financed through a Wet Settlement Advance, the Company shall cause all Collateral Documents to be delivered to the Lender or its designee within five (5) Business Days after the date of the Wet Settlement Advance relating thereto.

                    (3) Before funding, the Lender and its designee shall have a reasonable time to examine such Advance Request and the Collateral Documents to be delivered prior to such requested Advance, as set forth in the applicable Exhibit hereto, and may reject such of them as do not meet the requirements of this Agreement or of the related Purchase Commitment. The Advance Request and the Collateral Documents must be received by Lender no later than 2:00 p.m. Houston, Texas time in order for funding to occur the same day.

               (b) To make an Advance, the Lender shall credit the Funding Account upon compliance by the Company with the terms of this Agreement and shall upon the borrower's direction either issue a certified check for such Advance or arrange a wire transfer.

     2.3 Note. The Company's obligation to pay the principal of, and interest on, all Advances made by the Lender shall be evidenced by a promissory note (the "Note") of the Company dated as of the date hereof, in form of Exhibit hereto. The term "Note" shall include all extensions, renewals and modifications of the Note and all substitutions therefor. All terms and provisions of the Note are hereby incorporated herein.

2.4  Interest.

          (a) The unpaid amount of each Advance shall bear interest from the date of such Advance until paid in full, at the applicable Interest Rate; provided, however, that portion of the unpaid Advances equal to the Net Investable Balances shall bear interest at a rate equal to the Applicable Margin.

          (b) Interest shall be computed on the basis of a 360-day year and applied to the actual number of days elapsed in each interest calculation period and shall be payable monthly in arrears, on the first day of each month, commencing with the first month following the date of this Agreement, and ending on the Termination Date.

          (c) Obligations not paid when due (whether at stated maturity, upon acceleration following the occurrence of an Event of Default or otherwise) shall bear interest, from the date due until paid in full, at a rate of interest ("Default Rate") at all times equal to the lesser of (i) four percent (4%) per annum over the Lender's prime rate; or (ii) the Maximum Rate, said interest to be payable on demand by the Lender.

2.5  Principal Payments.

          (a) The outstanding unpaid principal amount of all Advances shall be payable in full upon the Termination Date.

          (b) The Company shall have the right to prepay the outstanding Advances in whole or in part, from time to time, without premium or penalty.

          (c) The Company shall be obligated to pay to the Lender, without the necessity of prior demand or notice from the Lender (however Lender will give prompt notice following any such change), and the Company authorizes the Lender to charge the Funding Account or any other accounts of the Company (excluding any monies held by Company in trust for third parties) in Lender's possession for the amount of any outstanding Advance against a specific Mortgage Loan, upon the earliest occurrence of any of the following events:

               (1) The expiration of ninety (90) days from the date of any Advance for any Mortgage Loan (excluding Aged Mortgage Loans);

               (2) The expiration of thirty (30) days from the date the Mortgage Loan was delivered to an Investor for examination and purchase, without the purchase being made, or upon rejection of the Mortgage Loan as unsatisfactory by an Investor;

               (3) The expiration of five (5) Business Days from the date a Wet Settlement Advance was made without receipt of all Collateral Documents relating to such Mortgage Loan, or such Collateral Documents, upon examination by the Lender, are found not to be in compliance with the requirements of this Agreement or any related Purchase Commitment;

               (4) The expiration of two (2) Business Days from the date a Subwarehouse Mortgage Loan Advance was made without receipt of a copy of the Mortgage Note relating to such Subwarehouse Lender's Mortgage Loan and with all necessary endorsements, or upon review, such Mortgage Note and necessary endorsements are found not to be in compliance with the requirements of this Agreement or any related Purchase Commitment;

               (5) The expiration of ten (10) Business Days from the date a Collateral Document in connection with such Mortgage Loan was delivered to the Company for correction or completion, without being returned to the Lender, corrected or completed;

               (6) The Mortgage Loan is in default and such default continues for a period of sixty (60) days or more;

               (7) The expiration of three (3) Business Days after the date on which any related Purchase Commitment, if any, expires, is terminated or otherwise canceled or no longer in full force and effect and the specific Mortgage Loan was not delivered under the Purchase Commitment prior to such termination, expiration or cancellation; or

               (8) Upon sale of the Mortgage Loan.

     Upon receipt of such payment by the Lender, such Mortgage Loans shall be considered to have been redeemed from pledge, and the Collateral Documents relating thereto which have not been delivered to the Investor or the pool custodian or pool trustee shall be released by the Lender to the Company.

          (d) With respect to Aged Mortgage Loans, the Company shall be obligated to pay to the Lender (and the Company authorizes the Lender to charge the Funding Account or any other accounts of the Company (excluding monies held by the Company in trust for third parties) in Lender's possession for the payment thereof) the principal payments in the amounts and on the dates specified below:

               (1) On the date a Pledged Mortgage becomes an Aged Mortgage Loan, a principal payment in an amount necessary to reduce the outstanding unpaid Advances made against such Aged Mortgage Loan to an amount equal to [*] of the Collateral Value of such Aged Mortgage Loan to the extent such Aged Mortgage Loan was originally a Subprime Mortgage Loan and [*] to the extent such Aged Mortgage Loan was a Second Mortgage Loan;

                    (2) On the date an Aged Mortgage Loan has been included in the Collateral for 121 days, a principal payment in an amount necessary to reduce the outstanding unpaid Advances made against such Aged Mortgage Loan to an amount equal to [*] of the Collateral Value of such Aged Mortgage Loan to the extent such Aged Mortgage Loan was originally a Subprime Mortgage Loan and [*] to the extent such Aged Mortgage Loan was a Second Mortgage Loan;

                    (3) On the date an Aged Mortgage Loan has been included in the Collateral for 151 days, a principal payment in an amount necessary to reduce the outstanding unpaid Advances made against such Aged Mortgage Loan to an amount equal to [*] of the Collateral Value of such Aged Mortgage Loan to the extent such Aged Mortgage Loan was originally a Subprime Mortgage Loan and [*] to the extent such Aged Mortgage Loan was originally a Second Mortgage Loan;

                    (4) On the date an Aged Mortgage Loan has been included in the Collateral for 181 days, an amount equal to the balance of the aggregate outstanding unpaid Advances against such Aged Mortgage Loan.

     2.6 Expiration of Commitment. Unless extended or terminated earlier as permitted hereunder, the Commitment shall expire of its own term, and without the necessity of action by the Lender, at the close of business on the Termination Date. However, the remainder of this Agreement shall remain in full force and effect until all amounts due on the Obligations have been paid in full. The Lender has not made, and does not hereby make, any commitment to renew, extend, rearrange or otherwise refinance the outstanding and unpaid principal of the Note or accrued interest thereon. In the event, however, the Lender from time to time renews, extends, rearranges, increases and/or otherwise refinances any portion or all of any Obligation and any accrued interest thereon at any time, such refinancing shall be evidenced by an appropriate promissory note in form and substance satisfactory to the Lender and, unless otherwise noted or modified at such time or times by the terms of such promissory note or any agreements executed in connection therewith, any such promissory note or notes and refinancing evidenced thereby shall be governed in all respects by the terms of this Agreement.

     2.7 Method of Making Payments. Except as otherwise specifically provided herein, all payments hereunder shall be made to the Lender not later than the close of business (Houston time) on the date when due unless such date is a non-Business Day, in which case, such payment shall be due on the first Business Day thereafter, and shall be made in lawful money of the United States of America in immediately available funds.

     2.8 Non-Usage Fee. At the end of each month during the term of this Agreement (i.e., from its effective date through the Termination Date), the Lender shall determine average usage of the Commitment by calculating the arithmetic daily average of the outstanding balance of Advances in the preceding month. The Lender shall then subtract the average usage (the "Used Portion") from the Commitment (the result being called the "Unused Portion") and to the extent that the Unused Portion exceeds fifty percent (50%) of the Commitment, the Company shall pay in arrears (without duplication of payment), on or before five (5) days after the Company's receipt of the Lender's bill for such monthly period, a Non-Usage Fee equal to one quarter of one percent (0.25%) per annum of such portion of the Unused Portion of the Commitment exceeds fifty (50%) of the Commitment, as compensation to the Lender for its agreement to make the Commitment available to the Company during that month and not as compensation for the use, forbearance or detention of money (i.e., as a "true commitment fee" under Texas law). Each calculation by the Lender of the amount of any Non-Usage Fee shall be presumed conclusive and binding on the Company, absent manifest error.

     2.9 Miscellaneous Charges. At the end of each month during the term of this Agreement, the Company shall pay to the Lender in arrears on or before five (5) days after the later of (a) the end of each calendar month or (b) the Company's receipt of the Lender's bill for such monthly period, a transaction fee equal to [*] and No/100 Dollars [*] per Pledged Mortgage held by Lender during such month and for which Lender has not previously received a transaction fee, for the handling and administration of Advances and Collateral. For the purposes hereof, Company shall, at its sole cost and expense, pay all reasonable, out-of-pocket miscellaneous charges and expenses incurred by the Lender in connection with the handling and administration of Advances and Collateral, including, without limitation, all charges for security delivery fees and charges for overnight delivery of Collateral to Investors. Miscellaneous charges are due when incurred, but shall not be delinquent if paid within five (5) days after receipt of an invoice or an account analysis statement from the Lender.

     2.10 Bailee. Lender appoints Company, and Company shall act, as its bailee to (i) hold in trust for Lender (A) the original recorded copy of the mortgage, deed of trust, or trust deed securing each Pledged Mortgage, (B) a mortgagee policy of title insurance (or binding unexpired and unconditional commitment to issue such insurance if the policy has not yet been delivered to Company) insuring the Company's perfected, first priority Lien created by that mortgage, deed of trust, or trust deed, (C) the original insurance policies for each Pledged Mortgage, and (D) all other original documents relating to each Pledged Mortgage, including any promissory notes, any other loan documents, and supporting documentation, surveys, settlement statements, closing instructions, to the extent that any such documents are in the possession of the Company and
(ii) deliver to Lender any of the foregoing items immediately upon Lender's request.

3. COLLATERAL.

     3.1 Grant of Security Interest. As security for the payment of the Note and for the performance of all of the Company's Obligations hereunder, the Company hereby assigns and transfers all right, title and interest in and to and grants a security interest to the Lender in the following described property, whether now owned or hereafter acquired (the "Collateral"):

               (a) All Mortgage Loans including all Mortgage Notes and Mortgages evidencing such Mortgage Loans in respect of which an Advance has been made by Lender, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender, which from time to time are delivered or caused to be delivered to the Lender or its designee, come into the possession, custody or control of the Lender for the purpose of assignment or pledge (the "Pledged Mortgages").

               (b) All private mortgage insurance and all commitments issued by the FHA or VA to insure or guarantee any Mortgage Loans included in the Pledged Mortgages; all Purchase Commitments held by the Company covering the Pledged Mortgages and all proceeds resulting from the sale thereof to Investors pursuant thereto; all personal property, contract rights, servicing and servicing fees and income or other proceeds, amounts and payments payable to the Company as compensation or reimbursement, accounts and general intangibles of whatsoever kind relating to the Pledged Mortgages, and all other documents or instruments relating to the Pledged Mortgages, including, without limitation, any interest of the Company in any fire, casualty or hazard insurance policies and any awards made by any public body or decreed by any court of competent jurisdiction for a taking or for degradation of value in any eminent domain proceeding as the same relate to the Pledged Mortgages.

               (c) All right, title and interest of the Company in and to all escrow accounts, documents, instruments, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records (including all information, records, tapes, data, programs, discs and cards necessary or helpful in the administration or servicing of the foregoing Collateral) and other information and data of the Company relating to the foregoing Collateral.

               (d) All now existing or hereafter acquired cash delivered to or otherwise in the possession of the Lender or its agent, bailee or custodian or designated on the books and records of the Company as assigned and pledged to the Lender.

               (e) All Chattel Paper, Instruments, General Intangibles, Certificated Securities, Uncertificated Securities and Investment Property, as those terms are defined in the Texas Uniform Commercial Code, arising from the foregoing Collateral.

               (f) All cash and non-cash proceeds of the foregoing Collateral, including all dividends, distributions and other rights in connection with, and all additions to, modifications of and replacements for, the foregoing Collateral, and all products and proceeds of the foregoing Collateral, together with whatever is receivable or received when the foregoing Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing Collateral or proceeds thereof.

     3.2 Delivery of Collateral Documents. The Lender or its designee exclusively shall deliver Pledged Mortgages to an Investor for its examination and purchase. In such cases where the Lender must deliver documents to an Investor, the Lender must receive signed shipping instructions (in the form of Exhibit attached hereto), no later than 2:00 p.m. Houston, Texas time one (1) Business Day prior to the expiration of the appended Purchase Commitment. If shipping instructions are received by Lender before 2:00 p.m. Houston, Texas time of any Business Day, Lender will ship the documents together with the Bailee Letter (in form of Exhibit) to the Investor on the same Business Day, otherwise Lender will ship the documents the next Business Day following receipt of shipping instructions. The Lender may deliver any document relating to the Collateral to the Company for correction or completion against a trust receipt in the form of Exhibit attached hereto executed by the Company. The Company hereby represents and warrants to and agrees with the Lender that any request by the Company for release of the Collateral consisting of or relating to Mortgage Loans to the Company shall be solely for the purposes of correcting clerical or non-substantial documentation problems in preparation for returning such Collateral to the Lender for ultimate sale or exchange and the aggregate Collateral Value of the Collateral released to the Company pursuant to this
Section 3.2 will not exceed Five Hundred Thousand Dollars ($500,000.00) the Company shall request such release in compliance with all of the terms and conditions of such release set forth herein; and the Company will return to the Lender such documentation released to the Company pursuant to this Section 3.2 within ten (10) Business Days after such delivery.

     3.3 Delivery of Additional Collateral or Mandatory Prepayment. At any time that the aggregate Collateral Value of the Collateral then pledged hereunder is less than the aggregate amount of the Advances then outstanding hereunder, the Lender may request, and the Company shall within two (2) Business Days after Notice by the Lender (a) deliver to the Lender or its designee for pledge hereunder additional Mortgage Loans and/or cash, in aggregate amounts sufficient to cover the difference between the Collateral Value of the Collateral pledged and the aggregate amount of Advances outstanding hereunder, or (b) repay the Advances in an amount sufficient to reduce the aggregate balance thereof outstanding to an amount equal to or below the Collateral Value of the Collateral pledged hereunder.

     3.4 Right of Redemption from Pledge. So long as no Event of Default has occurred, the Company may redeem a Mortgage Loan, Mortgage-backed Security, by notifying the Lender of its intention to redeem such Mortgage Loan, Mortgage-backed Security, from pledge and by paying, or causing an Investor to pay, to the Lender, for application to prepayment of the principal balance of the Note, an amount (the "Redemption Amount") equal to the Collateral Value of the Mortgage Loan, to be released as of the date of such application, but, in the case of a Pledged Mortgage Loan, not less than the amount of the Advance made with respect to or relating to such Mortgage Loan or Mortgage-backed Security.

     3.5 Collection and Servicing Rights. So long as no Event of Default shall have occurred and be continuing , the Company shall be entitled to service and receive and collect directly all sums payable to the Company in respect of the Collateral other than proceeds of any

Purchase Commitment or proceeds of the sale of any Collateral. Following the occurrence and during the continuance of any Event of Default, the Lender or its designee shall thereafter be entitled to service and receive and collect all sums payable to the Company in respect of the Collateral, and in such case (a) the Lender or its designee in its discretion may, in its own name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so, (b) the Company shall, if the Lender so requests, forthwith pay to the Lender at its principal office all amounts thereafter received by the Company upon or in respect of any of the Collateral, advising the Lender as to the source of such funds, and (c) all amounts so received and collected by the Lender shall be held by it as part of the Collateral.

     3.6 Return or Release of Collateral at End of Commitment. If (a) the Commitment shall have expired or been terminated, and (b) no Advances, interest or other Obligations evidenced by the Loan Documents or due under this Agreement shall be outstanding and unpaid, the Lender shall deliver or release all Collateral in its possession to the Company. The receipt of the Company for any Collateral released or delivered to the Company pursuant to any provision of this Agreement shall be a complete and full acquittance for the Collateral so returned, and the Lender shall thereafter be discharged from any liability or responsibility therefor.

4.   CONDITIONS PRECEDENT.

     4.1 Initial Advance. The obligation of the Lender to make the initial Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, on or before the date thereof, of the following conditions precedent:

               (a) The Lender shall have received the following, all of which must be satisfactory in form and content to the Lender, in its sole discretion:

                    (1) The Loan Documents dated as of the date hereof duly
               executed by the Company;

                    (2) Certified copies of each Company's articles of formation and membership agreement and certificates of good standing dated no less recently than ninety (90) days prior to the date of this Agreement and a certification from the taxing authority of the state of formation stating that the Company is in good standing with said taxing authority;

                    (3) An original resolution of the members of each Company, certified as of the date of this Agreement by the Company's managing member, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents, and all other instruments or documents to be delivered by the Company pursuant to this Agreement;

                    (4) A certificate (in the form of Exhibit J) of each
               Company's managing member as to the resolution of the members of each Company authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and the incumbency and authenticity of the signatures of the officers of the Company executing this Agreement and the other Loan Documents and each Advance Request and all other instruments or documents to be delivered pursuant hereto (the Lender being entitled to rely thereon until a new such certificate has been furnished to the Lender);

                    (5) Consolidated Financial statements of the Company (and
               their Subsidiaries, on a consolidated basis) containing an audited balance sheet as of November 15, 1999 (the "Statement Date") and related statements of income, changes in partners' equity and cash flows for the period ended on the Statement Date, all prepared in accordance with GAAP applied on a basis consistent with prior periods and in the case of the statements as of the Statement Date, audited by independent certified public accountants of recognized standing acceptable to the Lender;

                    (6) A favorable written opinion of outside counsel to the
               Company, dated as of the date of this Agreement, to be in substantially the form of Exhibit M hereto, and addressed to the Lender;

                    (7) A tax, lien and judgment search of the appropriate
               public records for each Company, including a search of Uniform Commercial Code financing statements, which search shall not have disclosed the existence of any prior Lien on the Collateral other than in favor of the Lender or as permitted hereunder;

                    (8) Copies of the certificates, documents or other written instruments which evidence each Company's eligibility described in Section 5.11 hereof, all in form and substance satisfactory to the Lender;

                    (9) Copies of Bane NLC's errors and omissions insurance
               policy or mortgage impairment insurance policy and blanket bond coverage policy, all in form and content satisfactory to the Lender, showing compliance by the Company as of the date of this Agreement with the related provisions of Section 6.8 hereof and showing Lender as an additional loss payee on such policies;

                    (10) Executed financing statements in recordable form
               covering the Collateral and ready for filing in all jurisdictions required by the Lender;

                    (11) Evidence that the Funding Account has been established with the Lender.

     4.2 Each Advance. The obligation of the Lender to make the initial and each subsequent Advance under this Agreement is subject to the satisfaction, in the sole discretion of the Lender, as of the date of each such Advance, of the following additional conditions precedent:

               (a) In connection with an Advance, the Company shall have delivered to the Lender the Advance Request or the Electronic Request, Collateral Documents, and documents required under and shall have satisfied the procedures set forth in Section 2.2 and Exhibit C, according to the type of Collateral to be financed through the requested Advance. All items delivered to the Lender or its designee shall be satisfactory to the Lender in form and content, and the Lender may reject such of them as do not meet the requirements of this Agreement or of any related Purchase Commitment.

               (b) The Lender shall have received evidence satisfactory to it as to the making and/or continuation of any book entry or the due filing and recording in all appropriate offices of all financing statements and other instruments as may be necessary to perfect the security interest of the Lender in the Collateral under the Uniform Commercial Code of Texas or other applicable law.

               (c) The representations and warranties of the Company contained in Article 5 hereof shall be accurate and complete in all material respects as if made on and as of the date of each Advance.

               (d) The Company shall have performed all agreements to be performed by it hereunder and, as of the date of the Advance Request, and after giving effect to the requested Advance, there shall exist no Default or Event of Default hereunder.

               (e) The Company shall not have incurred any material liabilities, direct or contingent, except as approved by Lender pursuant to Section 7.17, since the dates of the Company's most recent financial statements theretofore delivered to the Lender.

               (f) The Lender shall have received from counsel for the Company, if requested by the Lender in its sole discretion, an updated opinion, in form and substance satisfactory to the Lender, addressed to the Lender and dated as of the date of such Advance, covering such of the matters as the Lender may reasonably request.

               (g) Such additional documents, instruments, and information as Lender or its legal counsel may require.

     Acceptance of the proceeds of the requested Advance by the Company shall be deemed a representation by the Company that all conditions set forth in this
Article 4 shall have been satisfied as of the date of such Advance.

5. REPRESENTATIONS AND WARRANTIES.

     The Company hereby represents and warrants to the Lender, as of the date of this Agreement and (unless otherwise notified in writing by the Company and Lender, in its sole discretion, approves in writing) as of the date of each Advance Request and the making of each Advance, that:

     5.1 Organization; Good Standing; Subsidiaries. Each Company is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, has the full legal power and authority to own its property and to carry on its business as currently conducted and is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction in which the transaction of its business makes such qualification necessary, except in jurisdictions, if any, where a failure to be in good standing has no material adverse effect on the business, operations, assets or financial condition of the Company or any such Subsidiary. For the purposes hereof, good standing shall include qualification for any and all licenses and payment of any and all taxes required in the jurisdiction of its formation and in each jurisdiction in which the Company transacts business. The Company has no Subsidiaries except as set forth on Exhibit G hereto. Exhibit G sets forth with respect to each such Subsidiary, its name, address, place of incorporation or formation, each state in which it is qualified as a foreign corporation or other entity, and the percentage ownership of the Company in such Subsidiary.

     5.2 Authorization and Enforceability. Each Company has all requisite power and authority to execute, deliver, create, issue, comply and perform this Agreement, the Note and all other Loan Documents to which the Company is party and to make the borrowings hereunder. The execution, delivery and performance by the Company of this Agreement, the Note and all other Loan Documents to which the Company is party and the making of the borrowings hereunder and thereunder, have been duly and validly authorized by all necessary action on the part of the Company (none of which actions has been modified or rescinded, and all of which actions are in full force and effect) and do not and will not conflict with or violate any provision of law or of the Articles of Formation of the Company, conflict with or result in a breach of or constitute a default or require any consent under any contracts to which Company is a party, or result in the creation of any Lien upon any property or assets of the Company other than the Lien on the Collateral granted hereunder, or result in or require the acceleration of any Indebtedness of the Company pursuant to any agreement, instrument or indenture to which the Company is a party or by which the Company or its property may be bound or affected. This Agreement, the Note and all other Loan Documents contemplated hereby or thereby constitute legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other such laws affecting the enforcement of creditors' rights generally.

     5.3 Financial Condition. The Consolidated balance sheet of the Company provided to Lender pursuant to Section 4.1(a)(5) hereof (and if applicable, its Subsidiaries, on a consolidating and consolidated basis) as at the Statement Date, and the related statements of income, changes in partners' equity, and cash flows for the fiscal year ended on the Statement Date, heretofore furnished to the Lender, fairly present the financial condition of the Company and its Subsidiaries as at the Statement Date and the Interim Date and the results of its and their operations for the fiscal period ended on the Statement Date and the Interim Date. The Company had, on the Statement Date and the Interim Date, no known material liabilities, direct or indirect, fixed or contingent, matured or unmatured, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of the Company except as heretofore disclosed to the Lender in writing. Said financial statements were prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. Since the Statement Date, there has been no material adverse change in the business, operations, assets or financial condition of the Company or its Subsidiaries, nor is the Company aware of any state of facts particular to the Company which (with or without notice or lapse of time or both) would or could result in any such material adverse change.

     5.4 Litigation. Except as disclosed on Exhibit H, there are no actions, claims, suits or proceedings pending, or to the knowledge of the Company, threatened or reasonably anticipated against or affecting the Company or any Subsidiary of the Company in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be expected to result in any material and adverse change in the business, operations, assets or financial condition of the Company .

     5.5 Compliance with Laws. To the knowledge of Company, neither the Company nor any Subsidiary of the Company is in violation of any provision of any law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of the Company or any of Company's Subsidiaries, as a whole.

     5.6 Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no part of the proceeds of any Advances made hereunder will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

     5.7 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" or controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     5.8 Agreements. Neither the Company nor any Subsidiary of the Company is a party to any agreement, instrument or indenture, or subject to any restriction, materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section
5.3 hereof. The Company and each Subsidiary of the Company are not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of the Company as a whole. No holder of any Indebtedness of the Company or of any of its Subsidiaries has given notice of any alleged default thereunder or, if given, the same has been cured or will be cured by Company within the cure period provided therein, and no liquidation or dissolution of the Company or any of its Subsidiaries and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to the Company or any of its Subsidiaries or any of their respective properties is pending, or to the knowledge of the Company, threatened.

     5.9 Title to Properties. The Company and each Subsidiary of the Company has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements described in Section 5.3 hereof, and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements and the Liens in favor of the lenders set forth on Exhibit B hereto and not prohibited under this Agreement.

     5.10 ERISA. All plans ("Plans") of a type described in Section 3(3) of EPISA in respect of which the Company or any Subsidiary of the Company is an "Employer," as defined in Section 3(5) of ERISA, are in substantial compliance with ERISA, and none of such Plans is insolvent or in reorganization, has an accumulated or waived funding deficiency within the meaning of Section 412 of the Internal Revenue Code, and neither the Company nor any Subsidiary of the Company has incurred any material liability (including any material contingent liability) to or on account of any such Plan pursuant to Sections 4062, 4063, 4064, 4201 or 4204 of ERISA; and no proceedings have been instituted to terminate any such Plan, and no condition exists which presents a material risk to the Company or a Subsidiary of the Company of incurring a liability to or on account of any such Plan pursuant to any of the foregoing Sections of ERISA. No Plan or trust forming a part thereof has been terminated since December 1, 1974.

     5.11 Eligibility. Each Company has all requisite power and authority and all necessary licenses, permits, franchises and other authorizations to own and operate its property and to carry on its business as now conducted. If approved now or hereafter as a lender or seller/servicer for any one or more of the governmental agencies as set forth below, the Company will remain at all times approved and qualified and in good standing and meet all requirements applicable to such status

     5.12 Special Representations Concerning Collateral. Each Company hereby represents and warrants to the Lender, as of the date of this Agreement and as of the date of each Advance, that:

               (a) With the exception of Subwarehouse Mortgage Loans prior to assignment by NLCI, the Company is the legal and equitable owner and holder, free and clear of all Liens (other than Liens granted hereunder), of the Pledged Mortgages. All Pledged Mortgages and Purchase Commitments have been duly authorized and validly granted or issued to the Company, and all of the foregoing items of Collateral comply with all of the requirements of this Agreement, and have been validly pledged or assigned to the Lender, subject to no other Liens.

               (b) The Company has, and will continue to have, the full right, power and authority to pledge the Collateral pledged and to be pledged by it hereunder.

               (c) Any Mortgage Loan and related documents included in the Pledged Mortgages (1) as of the date of the Advance Request for such Mortgage Loan, has been duly executed and delivered by the parties thereto at a closing held not more than sixty (60) days prior to such date; (2) has been made in compliance with all requirements of the Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, the federal Truth-In-Lending Act and all other applicable laws and regulations; (3) is valid and enforceable in accordance with its terms, without defense or offset; (4) has not been modified or amended except in writing, which writing is part of the Collateral Documents, nor any requirements thereof waived; and (5) complies with the terms of this Agreement and, if applicable, with the related Purchase Commitment held by the Company. Each Mortgage Loan has been fully advanced in the face amount thereof and each Mortgage creates a Lien on the premises described therein.

               (d) No monetary default, nor, to the knowledge of the Company, any event which, with notice or lapse of time or both, would become a default, has occurred and is continuing under any Mortgage Loan included in the Pledged Mortgages; provided, however, that, with respect to Pledged Mortgages which have already been pledged as Collateral hereunder, if any such default or event has occurred, the Company will promptly notify the Lender and the same shall not have continued for more than sixty (60) days.

               (e) All fire and casualty policies covering Mortgaged Property encumbered by a Pledged Mortgage (1) name the Company and its successors and assigns as the insured under a standard mortgagee clause, (2) are and will continue to be in full force and effect, and
          (3) afford and will continue to afford insurance against fire and such other risks as are usually insured against in the broad form of extended coverage insurance from time to time available, as well as insurance against flood hazards if the same is required.

               (f) Pledged Mortgages encumbering Mortgaged Property located in a special flood hazard area designated as such by the Secretary of HUD are and shall continue to be covered by special flood insurance under the National Flood Insurance Program.

               (g) Each Pledged Mortgage is supported by an appraisal that meets the appraisal requirements of FNMA or FHLMC (in the case of residential Mortgaged Property), or the Office of Thrift Supervision for the type of Mortgaged Property securing that Pledged Mortgage.

     5.13 RICO. The Company is not in violation of any laws, statutes or regulations, including, without limitation, RICO, which contain provisions which could potentially override Lender's security interest in the Collateral.

     5.14 Proper Names. The Company does not operate in any jurisdiction under a trade name, division, division name or name other than those names set forth on Exhibit H attached hereto and all such names included on Exhibit H are utilized by the Company only in the jurisdictions listed therein.

     5.15 Direct Benefit From Loans. The Company has received, or, upon the execution and funding thereof, will receive (a) direct benefit from the making and execution of this Agreement and the other Loan Documents to which it is a party, and (b) fair and independent consideration for the entry into, and performance of, this Agreement and the other Loan Documents to which it is a party. Contemporaneously with the disbursements of each Advance by the Lender to the Company, all such proceeds will be used to finance the origination or purchase of Mortgage Loans.

     5.16 Loan Documents Do Not Violate Other Documents. Neither the execution and delivery by the Company of this Agreement or any other Loan Document to which it is a party nor the consummation of the transactions herein and therein contemplated, nor the performance of, or compliance with, the terms and provisions hereof and thereof, does or will contravene, breach or conflict with any provision of either of its Articles of Formation, or any applicable law, statute, rule or regulation or any judgment, decree, writ, injunction, franchise, order or permit applicable to the Company or its assets or properties, or does or will conflict or be inconsistent with, or does or will result in any breach or default of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, or other instrument to which the Company is a party or by which the Company or any of its property may be bound, the contravention, conflict, inconsistency, breach or default of which will have a materially adverse effect on the Company's condition, financial or otherwise, or affect its ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents.

     5.17 Consents Not Required. Except for those consents that have already been obtained and delivered to Lender or required as a condition to any Advance hereunder, no consent of any Person and no consent, license, permit, approval, or authorization of, exemption by, or registration or declaration with, any Tribunal is required in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents by the Company.

     5.18 Material Fact Representations. Neither the Loan Documents nor any other agreement, document, certificate, or written statement furnished to the Lender by or on behalf of the Company in connection with the transactions contemplated in any of the Loan Documents contains any untrue statement of a material adverse fact. There are no material adverse facts or conditions relating to the making of the Commitment, any of the Collateral, and/or the financial condition and business of the Company known to the Company which have not been fully disclosed, in writing, to the Lender, it being understood that this representation is made as of, and shall be limited to the date of this Agreement. All writings heretofore or hereafter exhibited or delivered to the Lender by or on behalf of the Company are and will be genuine and what they purport to be.

     5.19 Place of Business. The principal place of business of the Company is 700 West Hillsborough Boulevard, Deerfield Beach, Florida 33441, and the chief executive office of the Company and the office where it keeps its financial books and records relating to its property and all contracts relating thereto and all accounts arising therefrom is located at the address set forth for the Company in Section 9 hereof.

     5.20 Use of Proceeds; Business Loans. The Company will use the proceeds of the Advances made pursuant to the Commitment solely as follows, and for no other purpose: finance the origination and purchase of Mortgage Loans. All loans evidenced by the Note are and shall be "business loans", as such term is used in the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended, and such loans are for business or commercial purposes and not primarily for personal, family, household or agricultural use, as such terms are used or defined in Texas Revised Civil Statutes, Texas Finance Code, Regulation Z promulgated by the Board of Governors of the Federal Reserve System, and Titles I and V of the Consumer Credit Protection Act. The provisions of the Texas Finance Code which regulate revolving loans and revolving triparty accounts) shall not apply to this Agreement.

     5.21 No Undisclosed Liabilities. Other than as permitted in Section 7.17 hereof, the Company does not have any liabilities or Indebtedness, direct or contingent, except for liabilities or Indebtedness which, in the aggregate, do not exceed Twenty-Five Thousand Dollars ($25,000.00).

     5.22 Tax Returns and Payments. All federal, state and local income, excise, property and other tax returns required to be filed with respect to Company's operations and those of its Subsidiaries in any jurisdiction have been filed on or before the due date thereof (plus any applicable extensions); all such returns are true and correct; all taxes, assessments, fees and other governmental charges upon the Company, and Company's Subsidiaries and upon its property, income or franchises, which are due and payable have been paid, including, without limitation, all FICA payments and withholding taxes, if appropriate, other than those which are being contested in good faith by appropriate proceedings, diligently pursued and as to which the Company has established adequate reserves determined in accordance with GAAP, consistently applied. The amounts reserved, as a liability for income and other taxes payable, in the financial statements described in Section 5.3 hereof are sufficient for payment of all unpaid federal, state and local income, excise, property and other taxes, whether or not disputed, of the Company and its Subsidiaries, accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which the Company, and Company's Subsidiaries may be liable in their own right or as transferee of the assets of, or as successor to, any other Person.

     5.23 Subsidiaries. The Company has not issued, and does not have outstanding, any warrants, options, rights or other obligations to issue or purchase any of its partnership interests or other securities. The outstanding partnership interests of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of Company's Subsidiaries are listed on Exhibit H, attached hereto.

     5.24 Holding Company. The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     5.25 Year 2000 Issue. The Company and its Subsidiaries have reviewed the effect of the year 2000 Issue on the computer software, hardware, and firmware systems and equipment containing embedded microchips owned or operated by or for the Company and its Subsidiaries or used or relied upon in the conduct of their business (including systems and equipment supplied by others or with which such computer systems of the Company and its Subsidiaries interface). The Company and its Subsidiaries have reviewed and determined that the costs to the Company and its Subsidiaries of any reprogramming required as a result of the Year 2000 Issue to permit the proper functioning of such systems and equipment and the proper processing of data, and the testing of such reprogramming, and of the reasonably foreseeable consequences of the year 2000 Issue to the Company or any of its Subsidiaries (including reprogramming errors and the failure of systems or equipment supplied by others), are not reasonably expected to result in a Default or Event of Default or to have a material adverse effect on the business, assets, operations, prospects, or condition (financial or otherwise) of the Company or its Subsidiaries.

6. AFFIRMATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations of the Company to be paid or performed under this Agreement or under any other Loan Document, the Company shall:

     6.1 Payment of Note. Punctually pay or cause to be paid the principal of, interest on and all other amounts payable hereunder and under the Note in accordance with the terms thereof.

     6.2 Financial Statements and Other Reports. Deliver to the Lender:

               (a) As soon as available and in any event within thirty (30) days after the end of each calendar month, statements of income and changes in partners' equity and cash flow of the Company and, if applicable, Company's Subsidiaries, on a consolidated and consolidating basis for the immediately preceding month, and related balance sheet as at the end of the immediately preceding month, all in reasonable detail, prepared in accordance with GAAP applied on a consistent basis, and certified as to the fairness of presentation by the president and chief financial officer of the Company, subject, however, to year-end audit adjustments.

               (b) As soon as available and in any event within ninety (90) days after the close of each fiscal year: statements of income, changes in partners' equity and cash flows of the Company, and, if applicable, Company's Subsidiaries, on a consolidated and consolidating basis for such year, the related balance sheet as at the end of such year (setting forth in comparative form the corresponding figures for the preceding fiscal year), all in reasonable detail, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved, and accompanied by an opinion in form and substance satisfactory to the Lender and prepared by an accounting firm reasonably satisfactory to the Lender, or other independent certified public accountants of recognized standing selected by the Company and acceptable to the Lender, as to said financial statements and a certificate signed by the president and chief financial officer of the Company stating that said financial statements fairly present the financial condition and results of operations of the Company and, if applicable, Company's Subsidiaries as at the end of, and for, such year.

               (c) Together with each delivery of financial statements required in this Section 6.2, an Officer's Certificate in substantially the form of Exhibit F hereto.

               (d) Reports in respect of the Pledged Mortgages, in such detail and at such times as the Lender in its discretion may request at any time or from time to time, including, without limitation, a monthly pipeline report in form satisfactory to Lender, to be delivered with the monthly financial statements required in Section 6.2(a).

               (e) Copies of all regular or periodic financial and other reports, if any, which the Company shall file with the Securities and Exchange Commission or any governmental agency successor thereto and copies of any audits or forms filed with any other governmental entity.

               (f) From time to time, with reasonable promptness, such further information regarding the business, operations, properties or financial condition of the Company as the Lender may reasonably request.

     6.3 Maintenance of Existence; Conduct of Business. Preserve and maintain its existence in good standing and all of its rights, privileges, licenses and franchises necessary in the normal conduct of its business, including, without limitation, its eligibility as lender, seller/servicer and issuer described under Section 5.11 hereof, and, without the Lender's prior written consent, make no material change in the nature or character of its business or engage in any business in which it was not engaged, or which is not reasonably related to such business, on the date of this Agreement.

     6.4 Compliance with Applicable Laws. Comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could materially adversely affect its business, operations, assets, or financial condition, except where contested in good faith and by appropriate proceedings, and with sufficient reserves established therefor.

     6.5 Inspection of Properties and Books. Permit authorized representatives of the Lender to (a) discuss the business, operations, assets and financial condition of the Company and Company's Subsidiaries with their officers and employees and to examine their books of account, records, reports and other papers and make copies or extracts thereof, and (b) inspect all of the Company's property and all related information and reports at Lender's expense, all at such reasonable times as the Lender may request. The Company will provide its accountants with a copy of this Agreement promptly after the execution hereof and will instruct its accountants to answer candidly any and all questions that the officers of the Lender or any authorized representatives of the Lender may address to them in reference to the financial condition or affairs of the Company and Company's Subsidiaries. The Company may have its representatives in attendance at any meetings between the officers or other representatives of the Lender and the Company accountants held in accordance with this authorization.

     6.6 Notice. Give prompt written notice to the Lender of (a) any action, suit or proceeding instituted by or against the Company or any of its Subsidiaries in any federal or state court or before any commission or other regulatory body (federal, state or local, domestic or foreign) which action, suit or proceeding has at issue in excess of Twenty-Five Thousand Dollars ($25,000.00) (except for normal collection and foreclosure proceedings initiated by the Company in connection with a Mortgage Loan or any other mortgage loan), or any such proceedings threatened against the Company, or any of Company's Subsidiaries in writing containing the details thereof, (b) the filing, recording or assessment of any federal, state or local tax Lien against it, or any of its assets or any of its Subsidiaries, (c) the occurrence of any Event of Default hereunder or the occurrence of any Default and continuation thereof for five (5) days, (d) the suspension, revocation or termination of the Company's eligibility, in any respect, as approved lender, seller/servicer or issuer as described under Section 5.11 hereof, (e) the transfer, loss or termination of any Servicing Contract to which the Company is a party, or which is held for the benefit of the Company, and the reason for such transfer, loss or termination, if known to the Company, and (f) any other action, event or condition of any nature which may lead to or result in a material adverse effect upon the business, operations, assets, or financial condition of the Company or Company's Subsidiaries or which, with or without notice or lapse of time or both, would constitute a default under any other agreement instrument or indenture to which the Company is a party or to which the Company its properties or assets may be subject.

     6.7 Payment of Indebtedness, Taxes, etc. Pay and perform all obligations and Indebtedness of the Company, and cause to be paid and performed all obligations and Indebtedness of its Subsidiaries in accordance with the terms thereof and pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies imposed upon the Company or its Subsidiaries, or upon their respective income, receipts or properties before the same shall become past due, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; provided, however, that the Company and its Subsidiaries shall not be required to pay obligation, Indebtedness, taxes, assessments or governmental charges or levies or claims for labor, materials or supplies for which the Company or its Subsidiaries shall have obtained an adequate bond or adequate insurance or which are being contested in good faith and by proper proceedings which are being reasonably and diligently pursued if such proceedings do not involve any likelihood of the sale, forfeiture or loss of any such property or any interest therein while such proceedings are pending, and provided further that book reserves adequate under generally accepted accounting principles shall have been established with respect thereto and provided further that the owing Person's title to, and its right to use, its property is not materially adversely affected thereby.

     6.8 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing requirements applicable to a qualified mortgage originating institution, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies approved by the Lender, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after notice from the Lender, obtain such additional insurance as the Lender shall reasonably require, all at the sole expense of the Company. Copies of such policies shall be furnished to the Lender without charge upon obtaining such coverage or any renewal of or modification to such coverage.

     6.9 Closing Instructions. Indemnify and hold the Lender harmless from and against any loss, including reasonable attorneys' fees and costs, attributable to the failure of a title insurance company, agent or attorney to comply with the disbursement or instruction letter or letters of the Company or of the Lender relating to any Mortgage Loan. The Lender shall have the right to pre-approve the closing instructions of the Company to the title insurance company, agent or attorney in any case where the Mortgage Loan to be created at settlement is intended to be warehoused by the Company pursuant hereto.

     6.10 Other Loan Obligations. Perform all obligations under the terms of each loan agreement, note, mortgage, security agreement or debt instrument by which the Company is bound or to which any of its property is subject, and promptly notify the Lender in writing of a declared default under or the termination, cancellation, reduction or non-renewal of any of its other lines of credit or financing agreements with any other lender. Exhibit B hereto is a true and complete list of all such lines of credit or financing agreements as of the date hereof.

     6.11 Use of Proceeds of Advances. Use the proceeds of each Advance solely for the purpose of financing or purchasing Pledged Mortgages.

     6.12 Special Affirmative Covenants Concerning Collateral.

               (a) Warrant and defend the right, title and interest of the Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

               (b) Service or cause to be serviced all Pledged Mortgages in accordance with the standard requirements of the issuers of Purchase Commitments covering the same, including without limitation taking all actions necessary to enforce the obligations of the obligors under such Mortgage Loans. The Company shall hold all escrow funds collected in respect of Pledged Mortgages in trust, without commingling the same with non-custodial funds, and apply the same for the purposes for which such funds were collected.

               (c) Execute and deliver to the Lender such Uniform Commercial Code financing statements with respect to the Collateral as the Lender may request. The Company shall also execute and deliver to the Lender such further instruments of sale, pledge or assignment or transfer, and such powers of attorney, as required by the Lender to secure the Collateral, and shall do and perform all matters and things necessary or desirable to be done or observed, for the purpose of effectively creating, maintaining and preserving the security and benefits intended to be afforded the Lender under this Agreement. The Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of Texas, or any other applicable law, in addition to all rights provided for herein.

               (d) Notify the Lender within two (2) Business Days after receipt of notice from an Investor of any default under, or of the termination of, any Purchase Commitment relating to any Pledged Mortgage.

               (e) Promptly comply in all respects with the terms and conditions of all Purchase Commitments, and all extensions, renewals and modifications or substitutions thereof or thereto. The Company will cause to be delivered to the Investor the Pledged Mortgages to be sold under each Purchase Commitment not later than the expiration thereof.

               (f) Maintain, at its principal office or in a regional office approved by the Lender, or in the office of a computer service bureau engaged by the Company and approved by the Lender, and, upon request, shall make available to the Lender the originals, or copies in any case where the originals have been delivered to the Lender or to an Investor, of its Mortgage Notes and Mortgages included in Pledged Mortgages, Purchase Commitments, and all related Mortgage Loan documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

     6.13 Cure of Defects in Loan Documents. Promptly cure and cause to be promptly cured any defects in the creation, issuance, execution and delivery of this Agreement and the other Loan Documents; and upon request of the Lender and at the Company's expense, the Company will promptly execute and deliver, and cause to be executed and delivered, to the Lender or its designee, all such additional documents, agreements and/or instruments in compliance with or in accomplishment of the covenants and agreements of this Agreement and the other Loan Documents, and/or to create, perfect, preserve, extend and/or maintain any and all Liens created pursuant hereto or pursuant to any other Loan Document as valid and perfected Liens (of a priority as set forth in this Agreement) in favor of the Lender to secure the Obligations, all as reasonably requested from time to time by the Lender.

7. NEGATIVE COVENANTS.

     The Company hereby covenants and agrees that, so long as the Commitment is outstanding or there remain any Obligations of the Company to be paid or performed under this Agreement or any other Loan Document, the Company shall not, either directly or indirectly, without the prior written consent of the Lender which shall not unreasonably be withheld:

     7.1 Contingent Liabilities. Assume, incur, create, guarantee, endorse, or otherwise become or be liable for the obligation of any Person other than the Company except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business and excluding the sale of Mortgage Loans with recourse in the ordinary course of the company's business.

     7.2 Pledge of Mortgage Loans. Except for Mortgage Loans pledged to the lenders described in Exhibit B (or replacements for such lenders), pledge or grant a security interest in any existing or future Mortgage Loans acquired by the Company other than to the Lender except as otherwise expressly permitted in this Agreement; provided, however, that if no Default or Event of Default has occurred and is continuing, servicing on individual Mortgage Loans may be sold concurrently with and incidental to the sale of such Mortgage Loans (with servicing released) in the ordinary course of the Company's business.

     7.3 Merger; Acquisitions. Liquidate, dissolve, consolidate or merge, or acquire any substantial part of the assets of another, except for transactions involving not more than Fifty Thousand Dollars ($50,000.000) each.

     7.4 Loss of Eligibility. Take any action that would cause the Company to lose all or any part of its status as an eligible lender, seller/servicer and issuer as described under Section 5.11 hereof.

     7.5 Indebtedness to Tangible Net Worth Ratio. Permit the ratio of Indebtedness to Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to exceed 15:1 computed as of the end of each calendar month.

     7.6 Minimum Adjusted Tangible Net Worth. Permit Adjusted Tangible Net Worth of the Company (and its Subsidiaries, on a consolidated basis) to be less than Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), computed as of the end of each calendar month.

     7.7 Transactions with Affiliates. Directly or indirectly (a) make any loan, advance, extension of credit or capital contribution to any of its Affiliates,
(b) transfer, sell, pledge, assign or otherwise dispose of any of its assets to or on behalf of such Affiliates, (c) merge or consolidate with or purchase or acquire assets from such Affiliates, or (d) transfer, pledge, or assign or otherwise pay management fees in excess of Ten Thousand Dollars ($10,000.00) per annum to or on behalf of such Affiliates (other than Sun Mortgage Advisors, Inc. under that certain Management Agreement by and between Sun Mortgage Advisors and NLC Services dated November 11, 1999) and provided that prior to an after giving effect to any such payment to Sun Mortgage Advisors, no Event of Default exists, except for transactions described in clauses (a) through (c) of this Section 7.7 involving not more than Twenty-Five Thousand Dollars ($25,000.00) each.

     7.8 Limits on Distributions. Pay, make or declare or incur any liability to pay, make or declare any dividend (excluding stock dividends) or other distribution, direct or indirect, on or on account of any partnership interests or any redemption or other acquisition, direct or indirect, of any of its partnership interests or of any warrants, rights or other options to purchase any partnership interests nor purchase, acquire, redeem or retire any partnership interest or other ownership interest in itself whether now or hereafter outstanding except that so long as no Default, Event of Default or violation of Sections 7.5, and 7.6 hereof exists at such time, or would exist immediately thereafter, the Company may declare and pay cash dividends to its partners; provided, however, that (a) such cash dividends must be declared and paid within 20 days after delivery to Lender of the financial statements described in Section 6.2(a) hereof.

     7.9 RICO. Violate any laws, statutes or regulations, whether federal or state, for which forfeiture of its properties is a potential penalty, including, without limitations, RICO.

     7.10 No Loans or Investments Except Approved Investments. Without the prior written consent of Lender, make or permit to remain outstanding any loans or advances to, or investments in, any Person, except that the foregoing restriction shall not apply to:

               (a) investments in marketable obligations maturing no later than one hundred eighty (180) days from the date of acquisition thereof by the Company and issued and fully guaranteed, directly, by the full faith and credit of the government of the United States of America or any agency thereof; and

               (b) investments in certificates of deposit maturing no later than one hundred eighty (180) days from the date of issuance thereof and issued by commercial banks in the United States and such banks rated by Moody's Investor Service, Inc. and receiving a rating of Prime-2 or higher on Moody's short term debt rating or rated by Standard & Poor's Corporation and receiving a rating of AA-/A1+ or higher on S&P's short term debt rating, or issued by Lender, it being acknowledged and agreed that the foregoing requirements shall pertain to certificates of deposit issued and/or received on a date on or after the date of this Agreement);

               (c) investments not to exceed Two Hundred Thousand Dollars ($200,000.00) in the aggregate; and

               (d) that certain certificate of deposit in the amount of note more than Three Hundred Thousand Dollars ($300,000) which is pledged as security for the Company's lease of its headquarters.

     7.11 Charter Documents and Business Termination.

               (a) Issue, sell or commit to issue or sell any shares of its partnership interests of any class, or other equity or investment security,

               (b) Amend or otherwise modify its Articles of Formation or otherwise change its partnership structure in any manner which will have a materially adverse effect on the Company's condition, financial or otherwise, or which will have a material adverse effect upon the Company's ability to perform, promptly and fully, its obligations hereunder or under any of the other Loan Documents, or

               (c) Take any action with a view toward its dissolution, liquidation or termination, or, in fact, dissolve, liquidate or terminate its existence.

     7.12 Changes in Accounting Methods. Make any change in its accounting method as in effect on the date of this Agreement or change its fiscal year ending date from December 31, unless such changes (a) are required for conformity with generally accepted accounting principles and, in such event, the Company will give prior written notice of each such change to the Lender or (b) or if not so required, are in conformity with generally accepted accounting principles and have the prior written approval of the Lender which approval shall not be unreasonably withheld.

     7.13 No Sales, Leases or Dispositions of Property. Except in the ordinary course of its business, the Company will not sell, lease, transfer or otherwise dispose of all or any material portion or portions or integral part of its properties or assets, whether now owned or hereafter acquired (whether in a single transaction or in a series of transactions), or enter into any arrangement, directly or indirectly, with any person, whereby it shall sell or transfer any of its properties or assets, whether now owned or hereafter acquired, and thereafter rent or lease as lessee such property or any part thereof which it intends to use for substantially the same purpose or purposes as the property sold or transferred.

     7.14 Changes in Business or Assets. Make any substantial change (a) in the nature of its business as now conducted, or (b) in the use of its property as now used and proposed to be used.

     7.15 Changes in Office or Inventory Location. Change the address and/or location of its chief executive office or principal place of business or the place where it keeps its books and records or its inventory to a location outside the State of Florida, unless, prior to any such change, the Company shall execute and cause to be executed such additional agreements and/or lien instruments as the Lender may reasonably request to conform with the provisions hereof and the transactions and perfected Liens in the Collateral contemplated under this Agreement and the other Loan Documents.

     7.16 Special Negative Covenants Concerning Collateral.

               (a) The Company shall not amend or modify, or waive any of the terms and conditions of, or settle or compromise any claim in respect of, any Pledged Mortgages.

               (b) The Company shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge or otherwise encumber (except pursuant to this Agreement or as permitted herein) any of the Collateral or any interest therein.

               (c) The Company shall not make any compromise, adjustment or settlement in respect of any of the Collateral or accept other than cash in payment or liquidation of the Collateral.

     7.17 No Indebtedness. Except for the Indebtedness described in Exhibit B hereto, without the prior written consent of Lender, the Company will not incur, create, assume or guarantee or in any manner become or be liable or permit to be outstanding any Indebtedness (including obligations for the payment of rentals other than provided for herein) nor guarantee any contract or other obligation, and will not in any way become or be responsible for obligations of any Person, whether by agreement to purchase the Indebtedness of any other Person or agreement for the furnishing of funds to any other Person through the purchase of goods, supplies or services (or by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the Indebtedness of any other Person or otherwise, except that the foregoing restrictions shall not apply to:

               (a) The Obligations.

               (b) Liabilities for taxes, assessments, governmental charges or levies which are not yet due and payable or which are being contested in good faith by appropriate proceedings diligently conducted if reserves adequate under generally accepted accounting principles have been established therefor.

               (c) Endorsements of negotiable instruments for collection in the ordinary course of business.

               (d) Indebtedness incurred in the ordinary course of business in connection with normal trade or business obligations which are payable within 90 days of the occurrence thereof, provided, however, that no Indebtedness shall be incurred by the Company to any Affiliate other than in the ordinary course of business and upon substantially the same or better terms as it could obtain in an arm's length transaction with a Person who is not an Affiliate.

               (e) Indebtedness of less than Fifty Thousand and No/100 Dollars ($50,000.00), in the aggregate, incurred in the ordinary course of business.

               (f) Indebtedness incurred in the ordinary course of business for the purpose of leasing office space or equipment to be used in the conduct of the business of the Company.

     7.18 Ownership of the Company. Permit any change in the legal or beneficial ownership of any partnership interests, instruments convertible to same, or other equity instruments, of either Company.

     7.19 Material Adverse Change. Cause or permit to occur any event which will, in the Lender's reasonable discretion, have a material adverse effect on the business or prospects of the Company, taken as a whole.

8. DEFAULTS; REMEDIES.

     8.1 Events of Default. The occurrence of any of the following conditions or events shall be an event of default ("Event of Default"):

               (a) Failure to pay the principal of any Advance when due, whether at stated maturity, by acceleration, or otherwise; or failure to pay any installment of interest on any Advance or any other amount due under this Agreement within ten (10) days after the due date; or failure to pay, beyond any applicable grace period, the principal or interest on any other indebtedness due the Lender; or

               (b) Failure of the Company or any of its Subsidiaries to pay, or any default in the payment of any principal or interest on, any other Indebtedness or in the payment of any contingent obligation beyond any period of grace provided; or breach or default with respect to any other material term of any other Indebtedness of any loan agreement, mortgage, indenture or other agreement relating thereto, if the effect of such failure, default or breach is to cause the holder or holders thereof (or a trustee on behalf of such holder or holders) to cause, Indebtedness of the Company or its Subsidiaries in the aggregate amount of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) or more to become due prior to its stated maturity (upon the giving or receiving of notice, lapse of time, both, or otherwise) or failure of the Company to comply with Section 6.11 hereof; or

               (c) Any of the Company's representations or warranties made or deemed made herein or in any other Loan Document, or in any statement or certificate at any time given by the Company in writing pursuant hereto or thereto shall be inaccurate or incomplete in any materially adverse respect on the date as of which made or deemed made; or

               (d) The Company shall default in the performance of or compliance with any term or covenant contained in this Agreement and such default shall not have been remedied or waived within thirty (30) days after receipt of notice from the Lender of such default other than those referred to above in Subsections 8.1(a), 8.1(b) or 8.1(c); or

               (e) (1) A court having jurisdiction shall enter a decree or order for relief in respect of the Company or any of Company's Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in respect of the Company or any of Company's Subsidiaries, which decree or order is not stayed; or a filing of an involuntary case under any applicable bankruptcy, insolvency or other similar law in respect of the Company or any of Company's Subsidiaries has occurred; or (2) any other similar relief shall be granted under any applicable federal or state law; or a decree or order of a court having jurisdiction for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Company or any of Company's Subsidiaries, or over all or a substantial part of their respective property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Company or any of Company's Subsidiaries, for all or a substantial part of their respective property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of the Company or any of Company's Subsidiaries, and the continuance of any such events in Subsections (1) and (2) above for sixty (60) days unless dismissed or discharged; or

               (f) The Company or any of Company's Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion to an involuntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; the making by the Company or any of Company's Subsidiaries of any assignment for the benefit of creditors; or the failure of the Company or any of Company's Subsidiaries, or the admission by any of them of its inability, to pay its debts as such debts become due; or

               (g) Any money judgment, writ or warrant of attachment, or similar process involving in any case an amount in excess of Fifty Thousand Dollars ($50,000.00) shall be entered or filed against the Company or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of thirty (30) days or in any event no later than five (5) days prior to the date of any proposed sale thereunder; or

               (h) Any order, judgment or decree shall be entered against the Company decreeing the dissolution or split up of the Company and such order shall remain undischarged or unstayed for a period in excess of twenty (20) days; or

               (i) Any Plan maintained by the Company or any of Company's Subsidiaries shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed by an appropriate United States district court to administer any Plan, or the Pension Benefit Guaranty Corporation (or any successor thereto) shall institute proceedings to terminate any Plan or to appoint a trustee to administer any Plan if as of the date thereof the Company's or any Subsidiary's liability (after giving effect to the tax consequences thereof) to the Pension Benefit Guaranty Corporation (or any successor thereto) for unfunded guaranteed vested benefits under the Plan exceeds the then current value of assets accumulated in such Plan by more than Fifty Thousand Dollars ($50,000.00) (or in the case of a termination involving the Company or any of Company's Subsidiaries as a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) the withdrawing employer's proportionate share of such excess shall exceed such amount); or

          (j) The Company or any of Company's Subsidiaries as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding Fifty Thousand Dollars ($50,000.00); or

          (k) The Company shall purport to disavow its obligations hereunder or shall contest the validity or enforceability hereof, or the Lender's security interest on any portion of the Collateral shall become unenforceable or otherwise impaired; provided that, subject to the Lender's approval, no Event of Default shall occur as a result of such impairment if all Advances made against any such Collateral shall be paid in full within ten (10) days of the date of such impairment; or

          (1) The Company dissolves or terminates its existence, or discontinues its usual business; or

          (m) Any court shall find or rule, or the Company shall assert or claim, (i) that the Lender does not have a valid, perfected, enforceable Lien and security interest in the Collateral of the priority as represented in this Agreement or in any other Loan Document, or (ii) that this Agreement or any of the Loan Documents does not or will not constitute the legal, valid, binding and enforceable obligations of the party or parties (as applicable) thereto, or (iii) that any Person has a conflicting or adverse Lien, claim or right in, or with respect to, the Collateral and the Company is unable within 10 days to have such finding or ruling reversed or to have such adverse Lien, claim or right removed; or

          (n) The Company shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint or other process which is not vacated within 60 days from the date thereof; or

          (o) There shall be a material adverse change in the financial condition, business or operations of the Company; or

          (p) A Change of Control occurs.

8.2 Remedies.

          (a) Upon the occurrence, and during the continuance, of any Event of Default described in Sections 8.1(e) or 8.1(f), the Commitment shall be terminated and all Obligations of the Company shall automatically become due and payable, without presentment for payment, demand, notice of non-payment, protest, notice of protest, notice of intent to accelerate, notice of acceleration, maturity, or any other notices or requirements of any kind of Lender to the Company or any other Person liable thereon or with respect thereto, all of which are hereby expressly waived by the Company.

          (b) Upon the occurrence, and during the continuance, of any Event of Default, other than those described in Sections 8.l(e) or 8.1(f), the Lender may, by written notice to the Company, terminate the Commitment and/or declare all Obligations of the Company to be immediately due and payable, whereupon the same shall forthwith become due and payable, together with all accrued and unpaid interest thereon, and the obligation of the Lender to make any Advances shall thereupon terminate.

          (c) Upon the occurrence, and during the continuance, of any Event of Default, the Lender may also do any of the following:

               (1) Foreclose upon or otherwise enforce its security interest in and Lien on the Collateral to secure all payments and performance of Obligations of the Company in any manner permitted by law or provided for hereunder.

               (2) Notify all obligors in respect of the Collateral that the Collateral has been assigned to the Lender and that all payments thereon are to be made directly to the Lender or such other party as may be designated by the Lender; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any Investor or any portion of the Collateral, on terms acceptable to the Lender; enforce payment and prosecute any action or proceeding with respect to any and all Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure.

               (3) Act, or contract with a third party to act, as servicer or subservicer of each item of Collateral requiring servicing and perform all obligations required in connection with Purchase Commitments, such third party's fees to be paid by the Company.

               (4) Require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Lender at a place to be designated by the Lender.

               (5) Enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process.

               (6) Prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Lender deems appropriate.

               (7) Exercise all rights and remedies of a secured creditor under the Uniform Commercial Code of Texas or other applicable law, including, but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as the Lender may determine, including, without limitation, sale pursuant to any applicable Purchase Commitment. If notice is required under such applicable law, the Lender will give the Company not less than ten (10) days' notice of any such public sale or of the date after which private sale may be held. The Company agrees that ten
          (10) days' notice shall be reasonable notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender may, however, instead of exercising the power of sale herein conferred upon it, proceed by a suit or suits at law or in equity to collect all amounts due upon the Collateral or to foreclose the pledge and sell the Collateral or any portion thereof under a judgment or decree of a court or courts of competent jurisdiction, or both.

               (8) Proceed against the Company on the Note.

          (d) The Lender shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. The Company hereby waives (to the extent permitted by law) any claims it may have against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Advances and the unpaid interest accrued thereon, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree and none of the actions described herein shall render Lender's disposition of the Collateral in such a manner as commercially unreasonable.

               (e) The Company specifically waives (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which the Company has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require the Lender to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The Lender shall not be required to take any steps necessary to preserve any rights of the Company against holders of mortgages prior in lien to the Lien of any Mortgage included in the Collateral or to preserve rights against prior parties.

               (f) The Lender may, but shall not be obligated to, advance any sums or do any act or thing necessary to uphold and enforce the Lien and priority of, or the security intended to be afforded by, any Mortgage included in the Collateral, including, without limitation, payment of delinquent taxes or assessments and insurance premiums. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, together with interest thereon, at the Default Rate, from the time of payment until repaid, shall become a part of the principal balance outstanding hereunder and under the Note.

               (g) No failure on the part of the Lender to exercise, and no delay in exercising, any right, power or remedy provided hereunder, at law or in equity shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right, power or remedy provided hereunder, at law or in equity preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Without intending to limit the foregoing, all defenses based on the statute of limitations are hereby waived by the Company to the extent permitted by law. The remedies herein provided are cumulative and are not exclusive of any remedies provided at law or in equity.

     8.3 Application of Proceeds. The proceeds of any sale, disposition or other enforcement of the Lender's security interest in all or any part of the Collateral shall be applied by the Lender:

          First, to the payment of the costs and expenses of such sale or enforcement, including reasonable compensation to the Lender's agents and counsel, and all expenses, liabilities and advances made or incurred by or on behalf of the Lender in connection therewith;

          Second, to the payment of any other amounts due (other than principal and interest) under the Note or this Agreement;

          Third, to the payment of interest accrued and unpaid on the Note;

          Fourth, to the payment of the outstanding principal balance of the Note; and

          Finally, to the payment to the Company, or to its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

     If the proceeds of any such sale, disposition or other enforcement are insufficient to cover the costs and expenses of such sale, as aforesaid, and the payment in full of all Obligations of the Company, the Company shall remain liable for any deficiency.

     8.4 Lender Appointed Attorney-in-Fact. The Lender is hereby appointed the attorney-in-fact of the Company, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which the Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Lender shall have the right and power to give notices of its security interest in the Collateral to any Person, either in the name of the Company or in its own name, to endorse all Pledged Mortgages payable to the order of the Company, to change or cause to be changed the book-entry registration or name of subscriber or Investor on any Pledged Security, or to receive, endorse and collect all checks made payable to the order of the Company representing any payment on account of the principal of or interest on, or the proceeds of sale of, any of the Pledged Mortgages and to give full discharge for the same.

     8.5 Right of Set-Off. If there shall be an Event of Default under Section 8.1(a), or any other sums which may become payable hereunder when due, or in the performance of any of its other Obligations under this Agreement, the Lender, shall have the right, at any time and from time to time, without notice, to set-off and to appropriate or apply any and all property or indebtedness of any kind at any time held or owing by the Lender to or for the credit of the account of the Company (excluding any monies held by the Company in trust for third parties) against and on account of the Obligations, irrespective of whether or not the Lender shall have made any demand hereunder and whether or not said Obligations shall have matured; provided, however, that the Lender shall not be allowed to set-off against funds in accounts with respect to which
(i) the Company is a trustee or an escrow agent in respect of bona fide third parties other than Affiliates, and (ii) such trust or escrow arrangement was so denominated at the time of the creation of such account.

9. NOTICES.

     All notices, demands, consents, requests and other communications required or permitted to be given or made hereunder (collectively, "Notices") shall, except as otherwise expressly provided hereunder, be in writing and shall be delivered in person or mailed, first class, return receipt requested, postage prepaid, or delivered by overnight courier, addressed to the respective parties hereto at their respective addresses hereinafter set forth or, as to any such party, at such other address as may be designated by it in a Notice to the other. All Notices shall be conclusively deemed to have been properly given or made when duly delivered, in person or by overnight courier, or if mailed on the third Business Day after being deposited in the mails, addressed as follows:

          If to the Company:    NLC Financial Services, LLC
                                Banc NLC Mortgage Lending, LLC
                                700 West Hillsborough Boulevard
                                Deerfield Beach, FL 33441
                                Attn: Jeffrey Henschel
                                Fax No.: (954) 420-5470

          If to the Lender:     Bank United
                                Attn: Andrew Tauber, Vice President - Director
                                1401 Walnut Street
                                Suite 710
                                Philadelphia, PA 19102
                                Fax No.: (215) 972-5499

          with a copy to:       Bank United
                                Attn: Frank Hattemer
                                Managing Director, Mortgage Banker Financing
                                3200 Southwest Freeway, Suite 2702
                                Houston, Texas 77027
                                Fax No.: (713) 543-6022

          and:                  Bank United
                                Attn: Janet B. Groue
                                Associate General Counsel
                                3200 Southwest Freeway, Suite 2660
                                Houston, Texas 77027
                                Fax No.: (713) 543-6469

10. REIMBURSEMENT OF EXPENSES; INDEMNITY.

     The Company shall: (a) pay all reasonable out-of-pocket costs and expenses of the Lender, including, without limitation, reasonable attorneys' and auditor's fees, in connection with the preparation, negotiation, documentation, enforcement and administration of this

Agreement, the Note, and other Loan Documents and the making and repayment of the Advances and the payment of interest thereon; (b) pay, and hold the Lender and any holder of the Note harmless from and against, any and all present and future stamp, documentary and other similar taxes with respect to the foregoing matters and save the Lender and the holder or holders of the Note harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay such taxes; (c) INDEMNIFY, PAY AND HOLD HARMLESS THE LENDER AND ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES OR AGENTS AND ANY SUBSEQUENT HOLDER OF THE NOTE FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND WHATSOEVER (THE "INDEMNIFIED LIABILITIES") (INCLUDING, WITHOUT LIMITATION, INDEMNIFIED LIABILITIES RESULTING, IN WHOLE OR IN PART, FROM LENDER'S OWN NEGLIGENCE OR STRICT LIABILITY) WHICH MAY BE IMPOSED UPON, INCURRED BY OR ASSERTED AGAINST THE LENDER OR SUCH HOLDER IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE NOTE, OR ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY TO THE EXTENT THAT ANY SUCH INDEMNIFIED LIABILITIES RESULT (DIRECTLY OR INDIRECTLY) FROM ANY CLAIMS MADE, OR ANY ACTIONS, SUITS OR PROCEEDINGS COMMENCED OR THREATENED, BY OR ON BEHALF OF ANY CREDITOR (EXCLUDING THE LENDER AND THE HOLDER OR HOLDERS OF THE NOTE), SECURITY HOLDER, SHAREHOLDER, CUSTOMER (INCLUDING, WITHOUT LIMITATION, ANY PERSON HAVING ANY DEALINGS OF ANY KIND WITH THE COMPANY), TRUSTEE, DIRECTOR, OFFICER, EMPLOYEE AND/OR AGENT OF THE COMPANY ACTING IN SUCH CAPACITY, THE COMPANY OR ANY GOVERNMENTAL REGULATORY BODY OR AUTHORITY. THE FOREGOING INDEMNITY SHALL NOT APPLY TO THE EXTENT THE INDEMNIFIED LIABILITIES RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER OR LENDER'S OWN VIOLATIONS OF REGULATIONS APPLICABLE TO IT. THE AGREEMENT OF THE COMPANY CONTAINED IN THIS SUBSECTION (C) SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT AND THE PAYMENT IN FULL OF THE NOTE. ATTORNEYS' FEES AND DISBURSEMENTS INCURRED IN ENFORCING, OR ON APPEAL FROM, A JUDGMENT PURSUANT HERETO SHALL BE RECOVERABLE SEPARATELY FROM AND IN ADDITION TO ANY OTHER AMOUNT INCLUDED IN SUCH JUDGMENT, AND THIS CLAUSE IS INTENDED TO BE SEVERABLE FROM THE OTHER PROVISIONS OF THIS AGREEMENT AND TO SURVIVE AND NOT BE MERGED INTO SUCH JUDGMENT.

11. FINANCIAL INFORMATION.

     All financial statements and reports furnished to the Lender hereunder shall be prepared in accordance with GAAP, applied on a basis consistent with that applied in preparing the financial statements as at, and for the period ended, the Statement Date (except to the extent otherwise required to conform to good accounting practice).

12. MISCELLANEOUS.

     12.1 Terms Binding Upon Successors; Survival of Representations. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All representations, warranties, covenants and agreements herein contained on the part of the Company shall survive the making of any Advance and the execution of the Note, and shall be effective so long as the Commitment is outstanding hereunder or there remain any Obligations of the Company hereunder or under the Note to be paid or performed.

     12.2 Assignment. This Agreement may not be assigned by the Company. The Lender may assign, at any time, in whole or in part, its rights and delegate its obligations under this Agreement and the other Loan Documents, along with the Lender's security interest in any or all of the Collateral, and any assignee thereof may enforce this Agreement and the other Loan Documents, and such security interest.

     12.3 Amendments. Except as otherwise provided in this Agreement, this Agreement may not be amended, modified or supplemented unless such amendment, modification or supplement is set forth in a writing signed by the parties hereto.

     12.4 Governing Law. This Agreement and the other Loan Documents shall be governed by the laws of the State of Texas, without reference to its principles of conflicts of laws.

     12.5 Participations. The Lender may at any time sell, assign or grant participations in, or otherwise transfer to any other Person (a "Participant"), all or part of the Obligations of the Company under this Agreement. The Company authorizes the Lender to disclose to any prospective Participant and any Participant any and all information in the Lender's possession concerning the Company, this Agreement and the Collateral.

     12.6 Relationship of the Parties. This Agreement provides for the making of Advances by the Lender, in its capacity as a lender, to the Company, in its capacity as a borrower, and for the payment of interest, repayment of principal by the Company to the Lender, and for the payment of certain fees by the Company to the Lender. The relationship between the Lender and the Company is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. The provisions herein for compliance with financial covenants and delivery of financial statements are intended solely for the benefit of the Lender to protect its interests as lender in assuring payments of interest and repayment of principal and payment of certain fees, and nothing contained in this Agreement shall be construed as permitting or obligating the Lender to act as a financial or business advisor or consultant to the Company, as permitting or obligating the Lender to control the Company or to conduct the Company's operations, as creating any fiduciary obligation on the part of the Lender to the Company, or as creating any joint venture, agency, or other relationship between the parties hereto other than as explicitly and specifically stated in this Agreement. The Company acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Agreement and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision for waiver of trial by jury. The Company further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decisions to apply to the Lender for credit and to execute and deliver this Agreement.

     12.7 Severability. If any provision of this Agreement shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable.

     12.8 Usury. It is the intent of Lender and the Company in the execution and performance of this Agreement and the Note or any Loan Document to remain in strict compliance with Applicable Law from time to time in effect. In furtherance thereof, Lender and the Company stipulate and agree that none of the terms and provisions contained in the Note, this Agreement or any Loan Document shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate or in an amount in excess of the Maximum Rate or amount of interest permitted to be charged under Applicable Law. For purposes of this Agreement, the Note and any other Loan Document, "interest" shall include the aggregate of all charges which constitute interest under Applicable Law that are contracted for, taken, charged, reserved, or received under this Agreement, the Note or any other Loan Document. The Company shall never be required to pay unearned interest or interest at a rate or in an amount in excess of the Maximum Rate or amount of interest that may be lawfully charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Agreement and the Note or any Loan Document, which may be in actual or apparent conflict herewith. If the Note is prepaid, or if the maturity of the Note is accelerated for any reason, or if under any other contingency the effective rate or amount of interest which would otherwise be payable under the Note would exceed the Maximum Rate or amount of interest Lender or any other holder of the Note is allowed by Applicable Law to charge, contract for, take, reserve or receive, or in the event Lender or any holder of the Note shall charge, contract for, take, reserve or receive monies that are deemed to constitute interest which would, in the absence of this provision, increase the effective rate or amount of interest payable under the Note to a rate or amount in excess of that permitted to be charged, contracted for, taken, reserved or received under Applicable Law then in effect, then the principal amount of the Note or the amount of interest which would otherwise be payable under the Note or both shall be reduced to the amount allowed under Applicable Law as now or hereinafter construed by the courts having jurisdiction, and all such moneys so charged, contracted for, taken, reserved or received that are deemed to constitute interest in excess of the Maximum Rate or amount of interest permitted by Applicable Law shall immediately be returned to or credited to the account of the Company upon such determination. Lender and the Company further stipulate and agree that, without limitation of the foregoing, all calculations of the rate or amount of interest contracted for, charged, taken, reserved or received under the Note which are made for the purpose of determining whether such rate or amount exceeds the Maximum Rate, shall be made to the extent not prohibited by Applicable Law, by amortizing, prorating, allocating and spreading during the period of the full stated term of the Note, all interest at any time contracted for, charged, taken, reserved or received from the Company or otherwise by Lender or any other holder of the Note.

     12.9 Consent to Jurisdiction. Subject to the provisions of Section 12.10 of this Agreement, the Company hereby agrees that any action or proceeding under this Agreement, the Note or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Texas, by service of process upon the Company by first class registered or certified mail, return receipt requested, addressed to the Company at its address last known to the Lender. The Company agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in Harris County, State District Court or in the United States District Court for the District of Texas at the option of the Lender; and the Company hereby waives any objection to the venue, or any claim as to inconvenient forum, of any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction or court.

     12.10 Arbitration. To the maximum extent not prohibited by law, any controversy, dispute or claim arising out of, in connection with, or relating to the Commitment or the Loan Documents or any transaction provided for therein, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan Documents (either before or after the commencement of judicial proceedings), be settled by arbitration pursuant to Title 9 of the United States Code, which the parties hereto acknowledge and agree applies to the transaction involved herein, and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). If Title 9 of the United States Code is inapplicable to any such claim, dispute or controversy for any reason, such arbitration shall be conducted pursuant to the Texas General Arbitration Act and in accordance with the Commercial Arbitration Rules of the AAA. In any such arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and
(ii) the proceeding shall be conducted in Houston, Texas, by a single arbitrator, if the amount in controversy is One Million Dollars ($1,000,000.00) or less, or by a panel of three arbitrators if the amount in controversy is over One Million Dollars ($1,000,000.00). All arbitrators shall be selected by the process of appointment from a panel pursuant to Section 13 of the AAA Commercial Arbitration Rules and each arbitrator shall be either an active attorney, a mortgage banker or retired judge with an AAA acknowledged expertise in the subject matter of the controversy, dispute or claim. Any award rendered in any such arbitration proceeding shall be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.

     If any party to any Loan Document files a proceeding in any court to resolve any such controversy, dispute or claim, such action shall not constitute a waiver of the right of such party or a bar to the right of any other party to seek arbitration under the provisions of this Section of that or any other claim, dispute or controversy, and the court shall, upon motion of any party to the proceeding, direct that such controversy, dispute or claim be arbitrated in accordance with this Section.

     Notwithstanding any of the foregoing, the parties hereto agree that no arbitrator or panel of arbitrators shall possess or have the power to (i) assess punitive damages, (ii) dissolve, rescind or reform (except that the arbitrator may construe ambiguous terms) any Loan Document, (iii) enter judgment on the debt, (iv) exercise equitable powers or issue or enter any equitable remedies with respect to matters submitted to arbitration, or (v) allow discovery of attorney/client privileged information. The Commercial Arbitration Rules of the AAA are hereby modified to this extent for the purpose of arbitration of any dispute, controversy or claim arising out of, in connection with, or relating to the Loan or any Loan Document. The parties hereby further agree to waive, each to the other, any claims for punitive damages and agree neither an arbitrator nor any court shall have the power to assess such damages.

     No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to any Loan Document before, during or after any arbitration proceeding to: (i) exercise self-help remedies such as setoff or repossession; (ii) foreclose (judicially or otherwise) any Lien on or security interest in any real or personal Collateral; or (iii) obtain emergency relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or of Collateral securing any Indebtedness, obligation or guaranty referenced in any Loan Document. Such emergency relief may be in the nature of, but is not limited to: pre-judgment attachments, garnishments, sequestrations, appointments of receivers, or other emergency injunctive relief to preserve the status quo.

     12.11 ADDITIONAL INDEMNITY. IN ADDITION TO THE INDEMNITY PROVIDED IN
SECTION 10, THE COMPANY SHALL INDEMNIFY AND HOLD THE LENDER, ITS SUCCESSORS, ASSIGNS, AGENTS, AND EMPLOYEES, HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, ACTIONS, SUITS, PROCEEDINGS, COSTS, EXPENSES, DAMAGES, FINES, PENALTIES, AND LIABILITIES, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COSTS, ARISING OUT OF, CONNECTED WITH, OR RESULTING FROM (A) THE OPERATION OF THE COMPANY'S BUSINESSES, (B) THE LENDER'S PRESERVATION OR ATTEMPTED PRESERVATION OF COLLATERAL, AND (C) ANY FAILURE OF THE SECURITY INTERESTS AND LIENS IN THE COLLATERAL GRANTED TO THE LENDER PURSUANT TO THIS AGREEMENT TO BE OR TO REMAIN PERFECTED OR TO HAVE THE PRIORITY AS CONTEMPLATED THEREIN REGARDLESS OF WHETHER THE CLAIM IS CAUSED BY OR ARISES OUT OF, IN WHOLE OR IN PART, THE NEGLIGENCE OF THE LENDER OR MAY BE BASED ON THE STRICT LIABILITY OF THE LENDER. THIS INDEMNITY SHALL NOT APPLY TO THE EXTENT THE SUBJECT OF THE INDEMNIFICATION IS CAUSED BY OR ARISES OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE LENDER OR LENDER'S VIOLATION OF REGULATIONS APPLICABLE TO IT. AT THE LENDER'S REQUEST, THE COMPANY SHALL, AT ITS OWN COST AND EXPENSE, DEFEND OR CAUSE TO BE DEFENDED ANY AND ALL SUCH ACTIONS OR SUITS THAT MAY BE BROUGHT AGAINST THE LENDER AND, IN ANY EVENT, SHALL SATISFY, PAY, AND DISCHARGE ANY AND ALL JUDGMENTS, AWARDS, PENALTIES, COSTS, AND FINES THAT MAY BE RECOVERED

AGAINST THE LENDER IN ANY SUCH ACTION, PLUS ALL ATTORNEYS' FEES AND COSTS RELATED THERETO TO THE EXTENT PERMITTED BY APPLICABLE LAW; PROVIDED, HOWEVER, THAT THE LENDER SHALL GIVE THE COMPANY (TO THE EXTENT THE LENDER SEEKS INDEMNIFICATION THEREFOR FROM THE COMPANY UNDER THIS SECTION 12.11) WRITTEN NOTICE OF ANY SUCH CLAIM, DEMAND, OR SUIT AFTER THE LENDER HAS RECEIVED WRITTEN NOTICE THEREOF, AND THE LENDER SHALL NOT SETTLE ANY SUCH CLAIM, DEMAND, OR SUIT, IF THE LENDER SEEKS INDEMNIFICATION THEREFOR FROM THE COMPANY, WITHOUT FIRST GIVING NOTICE TO THE COMPANY OF THE LENDER'S DESIRE TO SETTLE AND OBTAINING THE CONSENT OF THE COMPANY TO THE SAME, WHICH CONSENT THE COMPANY HEREBY AGREES NOT TO UNREASONABLY WITHHOLD. ALL OBLIGATIONS OF THE COMPANY UNDER THIS SECTION
12.11 SHALL SURVIVE THE PAYMENT OF THE NOTE AND THE OBLIGATIONS.

     12.12 No Waivers Except in Writing. No failure or delay on the part of the Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice to or demand on the Company or any other Person in any case shall entitle the Company or such other Person to any other or further notice or demand in similar or other circumstances.

     12.13 Waiver of Jury Trial. Company hereby expressly waives any right to a trial by jury in any action or legal proceeding arising out of or relating to this Agreement or any other Loan Document for the transactions contemplated hereby or thereby.

     12.14 Multiple Counterparts. This Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument.

     12.15 No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the Company and Lender. This Agreement does not create, and is not intended to create, any rights in favor of or enforceable by any other Person. This Agreement may be amended or modified by the agreement of the Company and Lender, without any requirement or necessity for notice to, or the consent of or approval of any other Person.

     12 16 RELEASE OF LENDER LIABILITY. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW FROM TIME TO TIME IN EFFECT, THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY (AND AFTER IT HAS CONSULTED WITH ITS OWN ATTORNEY) IRREVOCABLY AND UNCONDITIONALLY AGREES THAT NO CLAIM MAY BE MADE BY THE COMPANY AGAINST THE LENDER OR ANY OF ITS DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, ACCOUNTANTS, AGENTS OR INSURERS, OR ANY OF ITS OR THEIR SUCCESSORS AND ASSIGNS, FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY BREACH OR

WRONGFUL CONDUCT (WHETHER THE CLAIM IS BASED ON CONTRACT OR TORT OR DUTY IMPOSED BY LAW) ARISING OUT OF, OR RELATED TO, THE TRANSACTIONS CONTEMPLATED BY ANY OF THIS AGREEMENT, THE NOTE, OR ANY OTHER LOAN DOCUMENTS, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH. IN FURTHERANCE OF THE FOREGOING, THE COMPANY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

     12.17 Entire Agreement; Amendment. This Agreement, the Note, and the other Loan Documents referred to herein embody the final, entire Agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. The provisions of this Agreement and the other Loan Documents to which the Company is a party may be amended or waived only by an instrument in writing signed by the parties hereto.

     12.18 NO ORAL AGREEMENTS. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                             BANC NLC MORTGAGE LENDING, LLC


                                             By: /s/ Jeffrey M. Henschel
                                                 -------------------------------
                                             Name: Jeffrey M. Henschel
                                             Title: Executive Vice President


                                             NLC FINANCIAL SERVICES, LLC


                                             By: /s/ Neal Henschel
                                                 -------------------------------
                                             Name: Neal Henschel
                                             Title: President

                                             BANK UNITED


                                             By: /s/ Andrew Tauber
                                                 -------------------------------
                                             Name: ANDREW TAUBER
                                             Title: VP and Director

EXHIBITS:

A - Advance Request
B - Existing Company Indebtedness
C - Procedures and Documentation for Warehousing Single-family Mortgage Loans D - Shipping Instructions
E - Trust Receipt
F - Officer's Certificate
G - Subsidiaries
H - Litigation
I - Trade Names
J - Secretary's Certificate
K - Bailee Letter
L - Investors
M - Legal Opinion
N - Note

                                    EXHIBIT A

[LOGO] Bank United

                                   ADVANCE REQUEST FORM- SINGLE-FAMILY MORTGAGE LOANS

                                                      Loan Information

Mortgage Company:                                                        Loan Number:
                  ----------------------------------------------------                   -------------------------------
Mortgagor:                                                               Prepared By:
                  ----------------------------------------------------                   -------------------------------
Street Address:                                                          Warehouse Date:     /    /
                  ----------------------------------------------------                   ---- ---- ---------------------
City, State, Zip:                                                        SSN:            -        -
                  ----------------------------------------------------        --  --  --   --  --    --  --  --  --  --
Note Amount:      $                                                      Note Date:     /    /
                   -----------------------------------                              ---- ---- --------------------------
Advance Request:  $                                                      [ ] Wet   [ ] Regular (Dry)
                   -----------------------------------
Loan-Specific Take-out Commitment? [ ] Yes [ ] No                        Mortgage Loan Interest Rate:                   %
                                                                                                      ----------------
(If "Yes," Investor:                        . Expiration date:   /  /    . Take-out Price:                              %).
                     -----------------------                   -- -- ----                  -----------------------------
LTV of Mortgage Loan is:          % (If over 100%, FICO score:                  ).
                         ---------                             -----------------
Documentation is: [ ] Stated Doc   [ ] Full Doc
Loan Type (check all that apply): [ ] 1st lien   [ ] 2nd lien   [ ] FNMA/FHLMC   [ ] FHA/VA   [ ] Jumbo   [ ] Subprime

                                                Closing Agent Information

Closing Agent is: [ ] Title Company  [ ] Attorney
Name:                                                                    Phone: (          )            -
                  ----------------------------------------------------           ----------  ----------   --------------
Address:
                  ------------------------------------------------------------------------------------------------------

                                                    Method of Advance

[ ] Wire Transfer (instructions included)     [ ] Bank United Check                   [ ] Bank United Cashier's Check
    Wire Amount: $            .                   Check Amount: $            .            Check Amount: $           .
                  ------------ ---                               ------------ ---                        ----------- ---

[ ] Please debit the $                      .    difference from our account number            -        -
                      ---------------------- ---                                    --  --  --   --  --    --  --  --

                                                    Wire Instructions

Receiving Bank:                                          ABA Number:            -            -
                  ----------------------------------                 --  --  --   --  --  --   --  --  --
City:                                                    State:
                  ----------------------------------                     -----------------------------------------------
Account Name:                                            Account Number:
                  ----------------------------------                     -----------------------------------------------

                                                 Required Documentation

Wet Settlement Advance                                                   Regular (Dry) Advance
[ ] Completed Advance Request form                                       [ ] Completed Advance Request form
[ ] Copy of Purchase Commitment                                          [ ] Original Mortgage Note endorsed in
                                                                         blank
[ ] Insured Closing Letter from Title Company or                         [ ] Original Assignment of Mortgage in
                                                                         blank
    Closing Instructions from Company to Closing Agent                   [ ] Copy of Mortgage certified by the
                                                                         Closing Agent as a
[ ] If closing by check, a copy of the check                             true copy of the original sent for recording
We will deliver the following within 5 days:                             [ ] Copy of Purchase Commitment
[ ] Original Mortgage Note endorsed in blank                             [ ] Insured Closing Letter from Title
                                                                         Company or
[ ] Original Assignment of Mortgage in blank                                 Closing Instructions from Company to
                                                                         Closing Agent
[ ] Copy of Mortgage certified by the Closing Agent as a true copy of the original sent for recording.

Subwarehouse Mortgage Loan Advance

We will deliver the following within 2 days:

[ ] Copy of Mortgage Note

[ ] all necessary endorsements

                                  BAILEE PLEDGE

     The Company creates and grants in favor and for the benefit of the Lender a security interest in and to the Single-family Mortgage Loans listed above and all instruments and documents described as Required Documentation above.

     The Company has given to
                              --------------------------------------------------
("Closing Agent") who has possession of such instruments and documents, notice of the foregoing described security interest in favor of the Lender.

     The Company further agrees to deliver the documents described above to Lender, immediately upon the request of the Lender (whether written or oral), but in any event, on or before three (3) calendar days from the date hereof.

     The Company further agrees that this Agreement shall be binding upon and inure to the benefit of the legal representatives, successors or assigns of the Lender.

     The Company further agrees that all rights, interests, duties and liabilities arising hereunder shall be determined according to the laws of the State of Texas.

     Executed as of the                 day of                       ,         .
                        ---------------        ----------------------  --------

                                             BANC NLC MORTGAGE LENDING, LLC


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                    EXHIBIT B

                    LIST OF EXISTING INDEBTEDNESS OF COMPANY

-----------------------------------------------------------------------
                                                       AVERAGE BALANCE
                TYPE OF     COMMITMENT                OUTSTANDING AS OF
LENDER         FINANCING      AMOUNT     COLLATERAL    JANUARY 28, 2000
-----------------------------------------------------------------------
IMC Mtg.       Warehouse   $ 5,000,000      Loans        1,560,399.57
-----------------------------------------------------------------------
Paine Webber   Warehouse   $15,000,000      Loans        5,334,698.77
-----------------------------------------------------------------------
Household      Warehouse   $25,000,000      Loans       24,773,867.55
Finance
-----------------------------------------------------------------------

-----------------------------------------------------------------------

                                    EXHIBIT C

                  PROCEDURES AND DOCUMENTATION FOR WAREHOUSING
                          SINGLE-FAMILY MORTGAGE LOANS

     The following procedures and documentation requirements must be observed in all respects by the Company. All documents must be satisfactory to Lender in its sole discretion. Terms used below, which are not otherwise defined, shall have the meanings given them in the Warehousing Credit and Security Agreement, as amended, modified or renewed from time to time.

I. Prior to making an Advance that is not a Wet Settlement Advance, the Lender must receive the following:

     1) Copy of settlement or funding check issued to, or signed wire transfer request directing funds to escrow/title company or closing agent.

     2) If not an Electronic Request, Original Request for Advance against Single-Family Mortgage Loans (Exhibit A).

     3) Original signed Mortgage Note, endorsed by the Company in blank with corresponding interim endorsements, if applicable.

     4) Copy of the Mortgage certified true by the escrow/title company or closing agent.

     5) Certified true copies of all interim assignments (recorded or sent for recordation) of the Mortgage.

     6) An Assignment of the Mortgage to the Lender in recordable form but unrecorded.

     7)   Copy of specific Purchase Commitment, if any.

II. Prior to making a Wet Settlement Advance or a Subwarehouse Advance, the Lender must receive the following:

     1) Copy of settlement or funding check issued to, or signed wire transfer request directing funds to escrow/title company or closing agent.

     2) If not an Electronic Request, Original Request for Advance against Single-Family Mortgage Loans (Exhibit A).

     3)   Copy of specific Purchase Commitment, if any.

     4) A copy of the Company's final closing instructions to the title company or closing agent, noting Lender's security interest in the loan, as provided below:

          "You are hereby notified that Bank United, a federal savings bank (the "Lender") has a security interest in the promissory note, the deed of trust or mortgage, and all other supporting documents for the above referenced loan. Unless the Lender otherwise instructs you, all loan documents are to be returned to the undersigned company within twenty-four (24) hours after settlement."

The original Mortgage Note and other supporting documents described in Section I must be received by the Lender within five (5) Business Days of the date of the Wet Settlement Advance. A copy of the Subwarehouse Mortgage Note and all necessary endorsements shall be received within two (2) Business Days of any Subwarehouse Mortgage Loan Advance.

III. The Lender exclusively shall deliver Pledged Mortgages and all related loan documents and/or pool documents to Investor or Approved Custodian unless otherwise agreed in writing.

IV. The following procedures are to be followed for deliveries of Pledged Mortgages to Investors:

     No later than 2:00 p.m. Houston, Texas time one (1) Business Day prior to the expiration date of the Purchase Commitment, the Lender must receive the following:

     1) Signed or electronic shipping instructions for the delivery of the Pledged Mortgages including the following:

          a) Name and address of the office of the Investor to which the loan documents are to be shipped and the preferred method of delivery;

          b)   Instructions for endorsement of the Mortgage Note;

          c) Names of Mortgagor and Mortgage Note Amounts of Pledged Mortgages to be shipped; and

          d)   Number and expiration date of the Purchase Commitment.

          2) All loan documents related to the Pledged Mortgages required for delivery to the Investor.

                                    EXHIBIT D

                   FORM OF SHIPPING REQUEST AND AUTHORIZATION
                              [Company Letterhead]

Date:
      -----------------------

BANK UNITED
[Address]

Attention:                                       Re: Commitment No.
           ---------------------------------                        ----------

This letter is to serve as authorization for you to endorse and ship Loan Documents for the following loans:

Loan Number   Borrower Name   Note Amount
-----------   -------------   -----------

to the following address:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the Loan Documents either by                                   or by
                                         ---------------------------------
such other courier service we have specifically approved in writing. You are not responsible for any delays in shipment or any other actions or inactions of the
courier. However, because the commitment expires on                    ,       ,
                                                    -------------------  ------
we ask that you deliver the Loan Documents to the courier no later than
                            ,       .
----------------------------  ------

Please have the courier bill us by using our account no.                       .
                                                         ----------------------
If you should have any questions, or should feel the need for additional
documentation, please do not hesitate to call                      .
                                              ---------------------

                                                  BANC NLC MORTGAGE LENDING, LLC


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

                                    EXHIBIT E

                                  TRUST RECEIPT

Trust Receipt No.                                                   ,
                  ----------------------     -----------------------  ----------

     The undersigned, Banc NLC Mortgage Lending, LLC, a Florida limited liability company (the "Company"), acknowledges receipt from Bank United, a federal savings bank ("Lender"), pursuant to that certain Warehousing Credit and Security Agreement (Single-Family Mortgage Loans) dated effective as of
                                 ,         , by and between the Company and
------------------------ --------  --------
Lender (the "Agreement"), of the following described property (the "Trust Property"), possession of which is herewith entrusted to the Company for the purposes set forth below:

Mortgage Loan No.                              Note Amount:
                  ------------------------                  --------------------
Obligor:
         ---------------------------------

Purpose: [Specify nature of clerical or other documentation problem to be corrected.]

     The Company hereby acknowledges that a security interest in the Trust Property and in the proceeds of the Trust Property has been granted to the Lender pursuant to the Agreement.

     In consideration of the delivery of the Trust Property by the Lender to the Company, the Company hereby agrees to hold the Trust Property in trust for the Lender as provided under and in accordance with all provisions of the Agreement and to return the Trust Property to the Lender no later than the close of business on the tenth day following the date hereof or, if such day is not a Business Day, on the following Business Day. The Company further agrees that the aggregate Collateral Value of Single-family Mortgage Loans with respect to which notes or other documentation has been released under trust receipts, does not exceed $500,000.00.

                                                  BANC NLC MORTGAGE LENDING, LLC


                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

Delivery to Company Acknowledged:

BANK UNITED


By:
   ---------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

The undersigned acknowledges that the above-mentioned Trust Property has been
returned to the Lender on                           ,         .
                          --------------------------  --------

                                        BANK UNITED


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT F

                              OFFICER'S CERTIFICATE

COMPANY:           BANC NLC MORTGAGE LENDING, LLC
                   /NLC FINANCIAL SERVICES, LLC

LENDER:            BANK UNITED

DATE:
                   -------------
REPORTING PERIOD:                                ended                  ,
                   ------------------------------       ----------------  ------

     This certificate is delivered to Lender under the Warehousing Credit and Security Agreement dated effective as of
                                                      , 2000, between Company
-------------------------------------------- ---------
and Lender (the "Agreement"), all the defined terms of which have the same meanings when used herein.

     I hereby certify that: (a) I am, and at all times mentioned herein have been, the duly elected, qualified, and acting officer of Company designated below; (b) to the best of my knowledge, the Financial Statements of Company for the period shown above (the "Reporting Period") and which accompany this certificate were prepared in accordance with GAAP and present fairly the financial condition of Company as of the end of the Reporting Period and the results of its operations for the Reporting Period; (c) a review of the Agreement and of the activities of the Company during the Reporting Period has been made under my supervision with a view to determining Company's compliance with the covenants, requirements, terms, and conditions of the Agreement, and such review has not disclosed the existence during or at the end of the Reporting Period (and I have no knowledge of the existence as of the date hereof) of any Event of Default or Default, except as disclosed on the Annex hereto (which specifies the nature and period of existence of each Event of Default or Default, if any, and what action Company has taken, is taking, and proposes to take with respect to each); (d) the calculations described on the attached Annex evidence that the Company is in compliance with the requirements of Sections 7.5 and 7.6 of the Agreement at the end of the Reporting Period (or if Company is not in compliance, showing the extent of non-compliance and specifying the period of non-compliance and what actions the Company proposes to take with respect thereto; (e) the Company was, as of the end of the Reporting Period, in compliance and good standing with any applicable FNMA, GNMA, FHLMC, and HUD net worth requirements.

                                        BANC NLC MORTGAGE LENDING, LLC


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                               ANNEX TO EXHIBIT F

COMPANY NAME:      BANC NLC MORTGAGE LENDING, LLC

REPORTING PERIOD:
                  -----------------------------------------

All financial calculations set forth herein are as of the Reporting Period.

(a)  TANGIBLE NET WORTH

     The Tangible Net Worth of the Company is:

     GAAP Net Worth:                                              $
                                                                   -------------

     Minus: Intangible Assets, including Capitalized Servicing
     Rights:                                                      $
                                                                   -------------

     Minus: Advances or loans to shareholders, officers or
     Affiliates                                                   $
                                                                   -------------

     Minus: Investments in Affiliates:                            $
                                                                   -------------

     Minus: Assets pledged to secure liabilities not included in
     Debt:                                                        $
                                                                   -------------

     Minus: Any other HUD nonacceptable assets:                   $
                                                                   -------------
     TANGIBLE NET WORTH:                      $
                                               -------------

(b)  ADJUSTED TANGIBLE NET WORTH

     The Adjusted Tangible Net Worth of the Company is:

     Tangible Net Worth (from above):                             $
                                                                   -------------

     Plus: Subordinated Debt                                      $
                                                                   -------------

     ADJUSTED TANGIBLE NET WORTH:                                 $
                                                                   -------------

     Minimum Adjusted Tangible Net Worth is $
                                             -------------

     Covenant Satisfied:                 Covenant Not Satisfied:
                        ----------------                        ----------------

(c)  DEBT OF THE COMPANY

Total Liabilities:                                                $
                                                                   -------------

DEBT:                                                             $
                                                                   -------------

(d)  DEBT TO ADJUSTED TANGIBLE NET WORTH

The ratio of Debt to Adjusted Tangible Net Worth is:                   to 1.
                                                     -----------------
Maximum Debt to Adjusted Tangible Net Worth Ratio is             :         .
                                                     ------------ ---------

Covenant Satisfied:                    Covenant Not Satisfied:
                    ------------------                         -----------------

(e) DEFAULTS OR EVENTS OF DEFAULT (disclose nature and period of existence and action being taken in connection therewith; if none, state none)

                                    EXHIBIT G

                              LIST OF SUBSIDIARIES

--------------------------------------------------------------------
                                                WHERE
              ADDRESS OF         STATE OF     QUALIFIED    COMPANY'S
              PRINCIPAL       INCORPORATION    FOREIGN    PERCENTAGE
  NAME         OFFICE          OR FORMATION     CORP.      OWNERSHIP
--------------------------------------------------------------------
HKL, LLC   700 W. Hillsboro   DE              DE          100%
           Blvd., Deerfield
           Beach, FL 33441
--------------------------------------------------------------------

--------------------------------------------------------------------

                                    EXHIBIT H

                        DISCLOSURE OF PENDING LITIGATION

(Include the caption of the case, including styling, cause number, and court in which it is pending, date filed, status of the proceedings, and description of claims, counterclaims and damages asserted.)

               NONE.

                                    EXHIBIT I

                             TRADE NAMES OF COMPANY

       TRADE NAME                                        JURISDICTION USED

NLC Mortgage Lending, LLC                          GA, IL, MI, PA, NV, CO and UT

                                    EXHIBIT J

                                 RESOLUTIONS AND
                       INCUMBENCY CERTIFICATE OF OFFICERS
                              (BORROWING AUTHORITY)

     I, the undersigned, hereby certify that I am the Executive Vice President of BANC NLC MORTGAGE LENDING, LLC, a limited liability company duly organized and existing under the laws of the State of Florida (the "Company").

     I further certify that true and correct copies of the Articles of Formation of the Company together with all amendments thereto are attached hereto as Exhibits A and B, respectively, and that such certificate and agreement remain unaltered and in full force and effect.

     I further certify that the following resolutions were duly adopted by the Board of Managers of the Company at a meeting of the Board of Managers of the Company, duly and legally called and held in accordance with the Articles of Formation of the Company on the 31st day of January, 2000, at which meeting a quorum was present and voting throughout, or (if the foregoing date was not completed) pursuant to a written consent signed by all of the members of the [Board of Directors] of the Company in accordance with the Articles of Formation of the Company, and that such resolutions are now in full force and effect and have not been amended, modified or revoked:

          "RESOLVED, that each of the following officers of this Company:

          Neal Henschel, President - Jeffrey Henschel, Executive Vice President

     acting alone without the joinder of any other officer, is hereby authorized in the name and on behalf of this Company (i) to borrow from and to otherwise incur liabilities to BANK UNITED ("Lender") from time to time, in such amounts, for such periods of time, at such rates of interest and payable in such manner as such officers may deem necessary or proper, and
     (ii) as evidence of such indebtedness so incurred, to execute and deliver to Lender such promissory notes, loan agreements and other instruments, documents and agreements, containing such terms and provisions as may be acceptable or agreeable to any one of such officers, such acceptance and agreement to be conclusively evidenced by the execution and delivery thereof by any one of such officers;

          FURTHER RESOLVED, that this Company grant to Lender a lien and/or security interest upon such assets of this Company as may be agreed upon between any one of the above named officers and Lender, as security for all present and future indebtedness, obligations and liabilities of this Company to Lender and that each of said officers, acting alone without the joinder of any other officer, is hereby authorized in the name and on behalf of this Company to execute and deliver such security agreements, deeds of trust and other instruments, documents and agreements as may be required by Lender in connection with each such grant of a lien and/or security interest and containing such terms and provisions as may be acceptable or agreeable to any one of such officers, such acceptance and agreement to be conclusively evidenced by the execution and delivery thereof by any one of such officers;

          FURTHER RESOLVED, that any one of the above named officers, acting alone without the joinder of any other officer, is hereby authorized in the name and on behalf of this Company to take such further action and to do all things that any one of such officers deems necessary in connection with any (i) increases, renewals, extensions, rearrangements, retirements or compromises of any indebtedness, obligations and liabilities owing to Lender from time to time by this Company, either directly or by assignment, and (ii) amendments to any of the provisions contained in any instruments, documents or agreements evidencing, securing, governing and/or pertaining to any indebtedness, obligations and liabilities owing to Lender by this Company from time to time;

          FURTHER RESOLVED, that any one of the above named officers, or any one of the following representatives of this Company:

          Neal Henschel, President - Jeffrey Henschel, Executive Vice President Lesley Hackett, Senior Vice President; and Ken Nahman, Vice President

     acting alone without the joinder of any other officer or representative, is hereby authorized in the name and on behalf of this Company to (i) make requests for advances under any credit facility that this Company may have with Lender from time to time, and (ii) do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such instruments, documents, agreements and certificates (including without limitation, any and all notices and certificates required or permitted to be given or made to Lender under the terms of any of the instruments, documents or agreements executed on behalf of this Company in connection with these resolutions), as any and all of such officers or representatives may deem necessary, advisable or appropriate to effectuate and carry out the purposes and intent of the foregoing resolutions and to perform the obligations of this Company under all instruments, documents and agreements executed on behalf of this Company in connection with any indebtedness, obligations or liabilities incurred by this Company to Lender from time to time;

          FURTHER RESOLVED, that any one of the above named officers, acting alone without joinder of any other officer or representative is hereby authorized in the name and on behalf of this Company (i) to sell and transfer notes, securities and financial instruments of this Company to the Lender, from time to time, in such amounts and on such terms and conditions and in such manner as any one of such officers may deem necessary or proper and (ii) in connection therewith, to execute and deliver to the Lender a master repurchase agreement and such other documents and agreements containing such terms and provisions as may be acceptable or agreeable to any one of such officers, such acceptance and agreement to be conclusively evidenced by the execution and delivery thereof by any one of such officers;

          FURTHER RESOLVED, that all acts, transactions or agreements with Lender undertaken prior to the adoption of the foregoing resolutions by any one or more of the officers and/or representatives of this Company in its name and on its behalf in connection with the foregoing matters are hereby ratified, confirmed and adopted by this Company; and

          FURTHER RESOLVED, that each of the officers of this Company is hereby authorized and directed to certify these resolutions to Lender;

          FURTHER RESOLVED, the foregoing resolutions shall continue in full force and effect, and the Lender is authorized to rely upon the foregoing resolutions unless and until (i) countermanded by resolution of the [Board of Directors] of this Company, and (ii) a copy of such resolution, properly certified by an officer of this Company, has actually been received by Lender."

     I further certify that the foregoing resolutions do not conflict with the Articles of Formation of the Company, or any amendments thereto.

     I further certify that neither the seal of the Company, nor the attestation by the Secretary, Assistant Secretary or any other officer of the Company, is necessary to make any instruments, documents or agreements executed by the officers or representatives of this Company pursuant to the foregoing resolutions, enforceable against the Company, unless such seal is affixed to, or such attestation is provided on, such instruments, documents or agreements.

     I further certify that the officers of the Company set forth below have been duly elected and qualified and as of the date hereof hold the specified offices with the Company, that the signature set forth beside each officer's name is the true signature of such officer, and that the signature set forth beside the name of each of the representatives specified in the foregoing resolutions is the true signature of such representative:

      TITLE                TYPED NAME              SIGNATURE


President                Neal Henschel
                                            -------------------------


Vice President        Jeffrey M. Henschel
                                            -------------------------


Treasurer                  Marc Leder
                                            -------------------------


Secretary                 Roger Krouse
                                            -------------------------


Assistant Secretary   Jeffrey M. Henschel
                                            -------------------------

     IN WITNESS WHEREOF, I hereunto subscribe my name this         day of
                                                           -------
            ,        .
------------  -------

                                            ------------------------------------

                                            ------------------------------------
                                            (Printed Name)

                                            ------------------------------------
                                            (Title)

                                    EXHIBIT K

                                  BAILEE LETTER

(Investor Name and Address)

     Re:  Purchase of Mortgage Loans from Banc NLC Mortgage Lending, LLC

Ladies and Gentlemen:

     Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by Banc NLC Mortgage Lending, LLC, a Florida limited liability company (the "Company") and are being delivered to you for purchase.

     The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined hereunder are defined in) that certain Warehousing Credit and Security Agreement (Single-family Mortgage Loans) ("Warehouse Agreement") dated effective as of
                          , 2000, by and between the Company and BANK UNITED, a
----------------- --------
federal savings bank ("Lender"). Each of the Mortgage Loans is subject to a security interest in favor of Lender, which security interest shall be automatically released upon our receipt of the full amount due to the Lender under the Warehouse Agreement in connection with such Mortgage Loans (as set forth on the schedule attached hereto) by wire transfer to the following account:

          Bank United
          Houston, Texas
          ABA #313071904
          Credit:
                  -----------------
          Account:
                   -----------------------

     Until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of Lender. In the event any Mortgage Loan is unacceptable for purchase, return the reject item directly to the undersigned at the address set forth below. In no event shall any Mortgage Loan be returned or sales proceeds remitted in full no later than thirty (30) days from the date hereof. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

     NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR LENDER ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED AT THE FOLLOWING ADDRESS: 3200 Southwest Freeway, Houston, Texas 77027.

     HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Sincerely,

                                        BANK UNITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

IRREVOCABLY ACKNOWLEDGED
AND AGREED TO:

[INVESTOR]


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ----------------------------

                                    EXHIBIT L

                                LIST OF INVESTORS

                                CURRENT INVESTORS

------------------------------------------------------------------------------------------------------
Investor Name                       Contact                         Address                   Phone
------------------------------------------------------------------------------------------------------
Impac Funding Corp.          Diane H. Keane            150 Second Avenue North, Ste 1170   813-822-249
                             Vice Pres. Eastern Reg.   St. Petersburg, FL 33701
------------------------------------------------------------------------------------------------------
Metropolitan Mortgage        Robert H. Lurer           4700 Biscayne Boulevard             305-438-070
                             Senior Vice President     Miami, FL 33137
------------------------------------------------------------------------------------------------------
Residential Funding Corp.    Steven Mangold            One Meridian Crossings, Suite 100   727-530-156
                             Marketing Director        Minneapolis, MN 55423
                             Consumer Fin. Acquis.
------------------------------------------------------------------------------------------------------
Assoc. Home Equity Sys.      Wally Sagesar             2516 Highway 35                     813-870-755
                             Vice President            Manasquan, NJ 08736
                             Wholesale Ops
------------------------------------------------------------------------------------------------------
Bank of America              Don Pippin                1518 Storington Avenue              813-655-764
(Equicredit)                 Account Executive         Brandon, FL 33511
                             Home Equity Servicing
                             Acquisitions
------------------------------------------------------------------------------------------------------
*Bank One Fin. Sys, Inc.     Robert F. Miller          1000 Atrium Way, Suite 102          800-347-173
                             Senior Vice President     Mt. Laurel, NJ 08054-0637
------------------------------------------------------------------------------------------------------
Chase Manhattan Mtg.         Frank J. Tafuno           300 Tice Blvd., 3d Floor North      201-307-317
                             National Sales Manager    WoodcliffLake, NJ 07675
------------------------------------------------------------------------------------------------------
*GE Capital Mtg. Sys, Inc.   Ray Robac                 Three Executive Campus              800-257-781
                             Account Executive         Cherry Hill, NJ 08002
------------------------------------------------------------------------------------------------------
*Household Financial Sys.    Rudy A. Orman             15310 Amberly Drive, Suite 250-32   800-840-667
                             Vice President            Tampa, FL 33647
                             Eastern Reg. Sales Dir.
------------------------------------------------------------------------------------------------------
Impac Funding Corporation    Diane H. Keane            150 Second Avenue North, Ste 1170   813-822-249
                             Vice Pres. Eastern Reg.   St. Petersburg, FL 33701
------------------------------------------------------------------------------------------------------
Metropolitan Mortgage        Robert H. Lurer           4700 Biscayne Boulevard             305-438-070
                             Senior Vice President     Miami, FL 33137
------------------------------------------------------------------------------------------------------
Provident Consumer Fin.      Ed Sullivan               309 Vine Street, 195ID              800-838-972
                             Bulk Acquis. Manager      Cincinnati, OH 45202
------------------------------------------------------------------------------------------------------
Residential Funding Corp.    Steven Mangold            One Meridian Crossings, Suite 100   727-530-156
                             Marketing Director        Minneapolis, MN 55423
                             Consumer Fin. Acquis.
------------------------------------------------------------------------------------------------------
Saxon Mortgage, Inc.         J. Kevin Berry            4880 Cox Road                       804-967-584
                             Jr. Acct. Manager         Glen Allen, VA 23060
------------------------------------------------------------------------------------------------------

                                    EXHIBIT M

                                 OPINION LETTER

                                                         , 2000
                 ------------------------------- --------

Bank United
Southwest Freeway
Houston, Texas 77027

     Re: Warehousing Credit and Security Agreement (Single-Family Mortgage
         Loans)

Gentlemen:

     We have acted as special counsel for Banc NLC Mortgage Lending, LLC, a Florida limited liability company (the "Company"), in connection with the negotiation and execution of the following documents (collectively, the "Credit Documents"):

     1.   the Warehousing Credit and Security Agreement (Single-Family Mortgage
          Loans) dated effective as of                                      ,
                                       ----------------------------- -------
          2000 (the "Loan Agreement"), between the Company and Bank United (the "Lender"); and

     2.   the Note dated effective as of                                       ,
                                         ------------------------------- ------
          2000 (the "Note"), executed and delivered by the Company.

     Unless otherwise provided herein, terms used herein which are defined in the Credit Documents (including schedules and exhibits thereto) and not defined herein shall have the meanings attributed thereto in the Credit Documents.

     I.   Basis of Opinion.

     As the basis for the conclusions expressed in this opinion letter, we have examined, considered and relied upon the following:

          A. A copy of each of the Credit Documents executed by the Company;

          B. Recent Certificates of Existence and Good Standing of the Company issued by the Secretary of State and Comptroller of the State of Florida;

          C. A copy of the Articles of Formation and amendments thereto of the Company, in each case as certified to us by the Company Certificate;

          D. Such other documents and records as we have deemed relevant, necessary or appropriate in connection with or as a basis for the opinions hereafter set forth; and

          E. Such matters of law as we have considered necessary or appropriate for the expression of the opinions contained herein.

     For the purposes of this opinion letter, the documents and information referred to in this Section I are herein collectively referred to as the "Documents".

     II.  Opinions.

     Based upon our examination and consideration of the foregoing Documents, and subject to the comments, assumptions, exceptions, qualifications and limitations set forth in Section III below, we are of the opinion that:

          A. The Company (i) is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Florida,
(ii) has the full legal power and authority and all necessary licenses, permits, franchises, and other authorizations to own and operate its property and assets and to transact the business in which it is engaged, and (iii) is duly qualified to transact business as a foreign limited liability company in each jurisdiction where the nature of the business it transacts or the property it owns requires such qualification or licensing except in such jurisdictions where the failure to be in good standing or be licensed (as the case may be) would have no material adverse effect on the Company.

          B. The Company has the requisite power to execute, deliver, and perform the terms and provisions of each of the Credit Documents and has taken all necessary action to authorize the execution, delivery, and performance by it of each such Credit Document. The Company has duly executed each of the Credit Documents, and each such Credit Document constitutes its legal, valid, and binding obligation enforceable in accordance with its terms, except as the enforceability of the rights and remedies of the Lender under each of the Credit Documents may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law) including requirements of reasonableness and good faith in the exercise of rights and remedies under the Credit Documents.

          C. Neither the execution, delivery, or performance by the Company of the Credit Documents, nor compliance by it with the terms and provisions thereof, (i) will contravene any law, statute, rule, or regulation; (ii) to the best of our knowledge, will contravene any order, writ, injunction, or decree of any court or governmental instrumentality; (iii) to the best of our knowledge, will conflict or be inconsistent with or result in any breach of any of the material terms, covenants, conditions, or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Company pursuant to the terms of any agreement of the Company; (iv) will violate any provision of the Articles of Formation of the Company.

          D. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document, or (ii) the legality, validity, binding effect or enforceability of any such Credit Document.

          E. To the best of our knowledge, there are no actions, suits, or proceedings pending or threatened (i) with respect to any Credit Document or
(ii) that could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of the Company.

          F. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          G. The Company is not a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          H. The execution and delivery of the Loan Agreement by the Borrower is effective to create a valid and enforceable security interest in favor of the Lender in the Collateral and the proceeds thereof.

          I. The Lender will have a valid and duly perfected security interest, without further requirements for perfection, in (a) the Pledged Mortgages upon the delivery thereof to the Lender and (b) the other Collateral described in the Financing Statements to the extent that a security interest therein may be perfected under Article 9 of the UCC solely by filing a financing statement with the Secretary of State of Florida, which lien shall be superior to any other interests therein.

     III. Comments, Assumptions, Limitation, Qualifications and Exceptions.

     The opinions expressed in Section II above are based upon, and subject to, the further comments, assumptions, limitations, qualifications and exceptions set forth below:

     [list]

                             Respectfully submitted,

                                    EXHIBIT N

                                 PROMISSORY NOTE

$25,000,000.00                  Houston, Texas      As of                 , 2000
                                                         -----------------

     FOR VALUE RECEIVED, the undersigned, BANC NLC MORTGAGE LENDING, LLC, a Florida limited liability company (herein called the "Borrower," hereby promises to pay to the order of BANK UNITED, a federal savings bank (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 3200 Southwest Freeway, Suite 2000, Houston, Texas 77027, ATTN:
Mortgage Banker Finance, or at such other place as the Holder may designate from time to time, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement (the "Agreement") dated of even date herewith between the Borrower and the Lender, as the same has been amended and supplemented or may be amended or supplemented from time to time, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

     This Note is given to evidence an actual warehouse line of credit in the above amount and is the Note referred to in the Agreement, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, required payments of principal and interest on this Note, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

     The entire unpaid principal balance of this Note plus all accrued and
unpaid interest shall be due and payable in full on                      .
                                                    ---------------------

     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrower agrees to pay, in addition to principal and interest, fees and charges due under the Agreement, and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     This Note shall be construed and enforced in accordance with the laws of the State of Texas, without reference to its principles of conflicts of law, and applicable federal laws of the United States of America.

     This Note is secured by all security agreements, collateral assignments, deeds of trust and lien instruments executed by the Borrower in favor of Lender, or executed by any other Person as security for this Note, including any executed prior to, simultaneously with, or after the date of this Note and including, without limitation, the Security Documents.

     The Borrower and any and each co-maker, guarantor, accommodation party, endorser or other Person liable for the payment or collection of this Note expressly waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of Collateral at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     It is the intention of the parties hereto to conform strictly to usury laws applicable to the Lender. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the United States of America and the State of Texas), then, in that event, notwithstanding anything to the contrary herein or in the Agreement or in any other Loan Document or agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to the Lender that is contracted for, taken, reserved, charged, or received herein or under the Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection herewith shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required); and (ii) in the event that the maturity of this Note is accelerated by reason of an election of the required or permitted prepayment, then such consideration that constitutes interest under law applicable to the Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in the Agreement or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by the Lender on the principal amount of the Obligations (or, if the principal amount of the Obligations shall have been paid in full, refunded by the Lender to the Borrower, as required). Without limiting the foregoing, all calculations of the rate of interest taken, reserved, contracted for, charged, received or provided for under this Note or any of the Loan Documents which are made for the purpose of determining whether the interest rate exceeds the Maximum Rate shall be made, to the extent allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest at any time taken, reserved, contracted for, charged, received, or provided for under this Note or any of the Loan Documents. To the extent that the Section 303 of the Texas Finance Code is relevant for purposes of determining the Maximum Rate, the Lender hereby elects to determine the applicable rate ceiling under such statute by the weekly rate ceiling from time to time in effect, subject to the Lender's right subsequently to change such method in accordance with applicable law.

                                        BANC NLC MORTGAGE LENDING, LLC


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: